UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
      [X] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                                  NYMAGIC, INC.
    .........................................................................
                (Name of Registrant as Specified In Its Charter)

    .........................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies: ______
      2) Aggregate number of securities to which transaction applies: ______
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________
      4) Proposed maximum aggregate value of transaction: ______
      5) Total fee paid: ______

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid: ______
      2)   Form, Schedule or Registration Statement No.: ______
      3)   Filing Party: ______
      4)   Date Filed: ______

                                  NYMAGIC, INC.
                                919 Third Avenue
                            New York, New York 10022

                                                                  April 23, 2004
Dear Shareholder:

        You are cordially invited to attend the 2004 annual meeting of shareholders of NYMAGIC, INC., which will be held at 9:00 A.M., local time, on Wednesday, May 26, 2004, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022. The matters to be acted upon at the meeting are the election of directors, the approval of the adoption of the NYMAGIC, INC. 2004 Long-Term Incentive Plan, the approval of the adoption of the NYMAGIC, INC. Employee Stock Purchase Plan, the ratification of the appointment of KPMG LLP as our independent auditors for 2004, and such other business as may properly come before the meeting, all as described in the attached notice of annual meeting of shareholders and proxy statement.

        It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return your proxy card in the enclosed prepaid envelope as promptly as possible so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

                                            Sincerely,

                                            /s/ George R. Trumbull, III
                                            ---------------------------
                                            Chairman and Chief Executive Officer

                                  NYMAGIC, INC.
                                919 Third Avenue
                            New York, New York 10022

                         _______________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2004

                         _______________________________


TO OUR SHAREHOLDERS:

        The Annual Meeting of Shareholders of NYMAGIC, INC., a New York corporation (the "Company"), will be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 on Wednesday, May 26, 2004, at 9:00 A.M., local time, for the following purposes:

               1. To elect nine members to the Board of Directors to hold office until the 2005 Annual Meeting and until their successors are duly elected and qualified;

               2. To consider and act upon a proposal to ratify the appointment of KPMG LLP as our independent public accountants for the year ending December 31, 2004;

               3. To consider and act upon a proposal to approve the adoption of the NYMAGIC, INC. 2004 Long-Term Incentive Plan;

               4. To consider and act upon a proposal to approve the adoption of the NYMAGIC, INC. Employee Stock Purchase Plan; and,

               5. To transact such other business as properly may come before the Annual Meeting and any adjournment or postponement thereof.

        All of the above matters are described more fully in the accompanying Proxy Statement.

        Our Board of Directors has fixed the close of business on April 12, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

        To assure your representation at the Annual Meeting, please vote. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card promptly in the enclosed prepaid envelope. This will help ensure that your vote is counted. If you fail to return your card, your vote will not be counted, unless you attend the meeting and vote in person. You may revoke your proxy in the manner described in the Proxy Statement at any time before the proxy has been voted at the Annual Meeting.


                             BY ORDER OF THE BOARD OF DIRECTORS OF NYMAGIC, INC.

                                                                    Paul J. Hart
                                                          Senior Vice President,
                                                   General Counsel and Secretary

April 23, 2004

                                  NYMAGIC, INC.
                                919 Third Avenue
                            New York, New York 10022
                         _______________________________

                                 PROXY STATEMENT
                                       FOR
                       2004 Annual Meeting of Shareholders
                      To Be Held on Wednesday, May 26, 2004
                         _______________________________

        This Proxy Statement and accompanying form of proxy are being sent to the shareholders of NYMAGIC, INC., a New York corporation ("NYMAGIC" or the "Company"), on or about April 23, 2004, in connection with the solicitation of proxies by the Board of Directors of NYMAGIC to be voted at the 2004 Annual Meeting of Shareholders, to be held at 9:00 A.M., local time, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 on Wednesday, May 26, 2004 (the "Annual Meeting") and any adjournment or postponement thereof.

               At the Annual Meeting, shareholders will be asked to:

               1. elect nine members to the Board of Directors to hold office until the 2005 Annual Meeting and until their successors are duly elected and qualified;

               2. consider and act upon a proposal to ratify the appointment of
                  KPMG LLP as our independent public accountants for the year ending December 31, 2004;

               3. consider and act upon a proposal to approve the adoption of the NYMAGIC, INC. 2004 Long-Term Incentive Plan;

               4. consider and act upon a proposal to approve the adoption of the NYMAGIC, INC. Employee Stock Purchase Plan; and,

               5. transact such other business as properly may come before the
                  Annual Meeting and any adjournment or postponement thereof.

        Our principal executive offices are located at 919 Third Avenue, New York, New York 10022 and our telephone number is (212) 551-0600.

        Who Can Vote. Shareholders of record of NYMAGIC common stock, $1.00 par value per share (the "Common Stock"), outstanding as of the close of business on April 12, 2004, the record date, will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 9,724,748 outstanding shares of Common Stock held by approximately 67 record holders. Each share of Common Stock is entitled to one vote on each matter to be presented for shareholder action at the Annual Meeting. There are no cumulative voting rights.

        How You Can Vote. You can only vote your shares if you are either present in person or represented by proxy at the Annual Meeting. Proxy cards are returned in envelopes addressed to Mellon Investor Services, LLC, the Company's transfer agent, which receives, inspects and tabulates the proxies. When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented by the proxy card will be voted in accordance with the shareholder's instructions. In the absence of instructions, duly executed proxies will be voted FOR all nominees for Director identified on page 3, FOR the proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for the year ending December 31, 2004, FOR the proposal to approve the adoption of the NYMAGIC, INC. 2004 Long-Term Incentive Plan and FOR the proposal to approve the adoption for the NYMAGIC, INC Employee Stock Purchase Plan. If any other matter properly is presented, the proxy holders will vote your shares in accordance with their best judgment. NYMAGIC knows of no matters other than those described below that may come before the Annual Meeting.

        Revocation of Proxies. The submission of a signed proxy will not affect the right of a holder of Common Stock to attend, or vote in person at, the Annual Meeting. Any shareholder of NYMAGIC may revoke or change their proxy at any time before it is exercised at the Annual Meeting by written notice delivered to the attention of: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, New York 10022, by timely delivering another proxy dated after the proxy that you wish to revoke, or by voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you.

        Required Votes. The form of proxy provides space for a shareholder to withhold voting for any of the nominees for the Board of Directors or to abstain from voting on any other proposal if the shareholder chooses to do so. Directors are elected by a plurality of the votes cast at the Annual Meeting. All other matters require for approval the favorable vote of a majority of shares voted at the meeting in person or by proxy. Proxies submitted by brokers who do not indicate a vote for some or all of the items voted on because they do not have discretionary voting authority and have not received voting instructions are called "broker non-votes." Under New York law, abstentions and broker non-votes, if any, will not be counted as votes cast. Therefore, they will have no effect on the outcome of the other matters to be voted on at the meeting. In addition, under New York Stock Exchange Listed Company Manual rules, brokers are prohibited from giving a proxy to vote on the proposal to approve the adoption of the NYMAGIC, INC. 2004 Long-Term Incentive Plan and the NYMAGIC, INC. Employee Stock Purchase Plan unless the beneficial owner of the shares has given voting instructions to the broker. Thus, if you hold your shares in "street name" through a broker or other nominee and you do not give your broker or nominee specific instructions, your shares will not be counted as voted on those matters.

        Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the Annual Meeting. For purposes of determining whether a quorum is present, abstentions and broker non-votes will be included.

        A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders during ordinary business hours at the principal executive offices of NYMAGIC located at 919 Third Avenue, New York, New York 10022, for a period of ten days before, and at the time and place of, the Annual Meeting.

        Solicitation. The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited by our directors, officers and other employees by personal interview, telephone, telegram and other means of communication. Such persons will receive no additional compensation for such services. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to the beneficial owners of shares of our Common Stock held of record by such brokers and other fiduciaries. The Company will reimburse the brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded. The Company does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this Proxy Statement, the cost is estimated to be less than $5,000, plus reasonable out-of-pocket expenses.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

        Information concerning the nominees for election to the Board of Directors is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. NYMAGIC's Amended and Restated By-Laws provide for a Board of Directors consisting of not fewer than nine nor more than nineteen Directors. Following the sale of Common Stock in December 2003 by certain shareholders, the Company was no longer a "controlled company" as defined in the New York Stock Exchange Listed Company Manual. Accordingly, the Company is required to have a majority of independent directors by December 16, 2004. In order to permit the Company to comply with this requirement, effective as of the date of the Annual Meeting, the Board has fixed the number of Directors at nine and four current Directors, John N. Blackman, Jr., Mark W. Blackman, A. George Kallop and Glenn R. Yanoff, have not been nominated for re-election to the Board of Directors at the Annual Meeting. If elected, each Director will serve for a one-year term, expiring at the Company's 2005 annual meeting of shareholders and until his successor is duly elected and qualified. If unforeseen circumstances, such as death or disability, make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. We are not aware of any circumstances that would render any nominee for Director unavailable.

        The Board of Directors has nominated Messrs. John R. Anderson, Glenn Angiolillo, John T. Baily, David E. Hoffman, William J. Michaelcheck, William D. Shaw, Jr., Robert G. Simses, George R. Trumbull, III, and David W. Young to serve as Directors and, unless otherwise marked, a proxy will be voted FOR the election of such persons. Each of the nominees is currently a director of the Company. The Board has determined that Messrs.

Anderson, Angiolillo, Baily, Hoffman and Young are independent Directors, because they have no relationship with the Company other than as Directors.

        On February 20, 2002, certain Company shareholders entered into a voting agreement (as amended, the "Voting Agreement") with Mariner Partners, Inc. ("Mariner"), a wholly owned subsidiary of Mariner Investment Group, Inc. (a professional asset management company of which Mr. Michaelcheck, a member of our Board of Directors, is a majority shareholder). The Voting Agreement relates to approximately 33% of the Company's issued and outstanding Common Stock as of the record date. It grants Mariner an option to purchase 1,800,000 shares of Common Stock from the participating shareholders and entitles each party to the agreement to designate certain individuals for nomination as Directors of the Company. The following candidates were nominated for election to the Board at the Annual Meeting pursuant to the provisions of the Voting Agreement: Mariner nominated William J. Michaelcheck, George R. Trumbull, III, and William D. Shaw, Jr.; Mark W. Blackman nominated Glenn Angiolillo; John N. Blackman, Jr. nominated John R. Anderson; Robert G. Simses nominated Robert G. Simses and George R. Trumbull, III nominated David W. Young, John T. Baily and David E. Hoffman. After considering the qualifications of each of the candidates named above, the Nominating Committee recommended to the Board of Directors that each such candidate be nominated by the Board for election as a Director at the Annual Meeting. At the February 26, 2004 meeting of the Board of Directors, all of the candidates named above were nominated by the Board for election to the Board at the Annual Meeting. The Company is not a party to the Voting Agreement. Additional information concerning the Voting Agreement is contained below under the caption "Changes in Control."

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NINE NOMINEES LISTED BELOW.

        The following presents certain information concerning the nominees for election as Directors, including all positions and offices with the Company and its predecessors, terms of office as Director and periods during which the nominee served as such, current membership on Committees of the Board of Directors of the Company and business experience during the last five years.


                             NOMINEES FOR DIRECTORS

Name                                  Age         Director Since             Position
----                                  ---         --------------             --------

John R. Anderson (2)(3)(5)(6)         59              1999                   Director
Glenn Angiolillo (2)(6)               50              2002                   Director
John T. Baily  (2)(4)(6)              60              2003                   Director
David E. Hoffman(5)                   54              2004                   Director
William J. Michaelcheck (3)           57              2002                   Director
William D. Shaw, Jr. (1)(3)           58              2002          Director and Vice Chairman
Robert G. Simses (1)(3)(5)            57              2001                   Director
George R. Trumbull, III (1)(4)(6)     59              2002            Director, Chairman and
                                                                     Chief Executive Officer
David W. Young (2)(3)(5)              60              2003                   Director

_____________
(1) Member of Executive Committee
(2) Member of Audit Committee
(3) Member of Finance Committee
(4) Member of Underwriting Committee
(5) Member of Human Resources Committee
(6) Member of Nominating /Corporate Governance Committee


        John R. Anderson served as the president and owner of Cedarhill Consultants, Inc., an insurance consulting firm, as well as a sales consultant for the S&W Agency, Inc., an insurance agency, from January 1999 until his retirement in December 2001. From 1991 through December 1998, Mr. Anderson was a 50% owner of the Compain-Anderson Group, Inc., a general agency of Guardian Life Insurance Company.

        Glenn Angiolillo has served as president of GJA Corp., a consulting and advisory firm specializing in wealth management, since 1998. Previously, Mr. Angiolillo was a partner and member of the Management Committee in the law firm of Cummings & Lockwood where he concentrated in the areas of corporate law, mergers and acquisitions and banking and finance. Mr. Angiolillo serves on the board of directors of Farrel Corporation.

        John T. Baily served as the President of Swiss Re Capital Partners from 1999 until 2002. Previously, Mr. Baily was a partner (1976-1999), national insurance industry chairman (1986-1998) and a member of the board of partners and its predecessor, the firm council (1986-1999), of the public accounting firm, Coopers & Lybrand where he led the insurance industry group. Mr. Baily serves on the board of directors of RLI Corp., Endurance Specialty, LTD and Erie Indemnity Company.

        David E. Hoffman served in a variety of positions with Accenture, the public consulting firm, from 1979 until his retirement in 2002. At the time of his retirement Mr. Hoffman was the Global Managing Partner of Accenture's banking, investment management and insurance industry practice.

        William J. Michaelcheck founded Mariner Investment Group, Inc., a professional asset management company, in 1992 and continues to serve as the chairman of its board of directors. Previously, he was an executive vice president of Bear Stearns Companies Inc., the parent company of Bear, Stearns & Co. Inc., and a Senior Managing Director of Bear, Stearns & Co. Inc.

        William D. Shaw, Jr., became the Vice Chairman of the Company in May 2002, and he has been the managing member of Mariner LLC, an investment management company not directly affiliated with Mariner Investment Group, Inc., since 1999. From 1998 to 1999, Mr. Shaw served as chairman of the board of directors of Aubrey G. Lanston & Co. Inc., a securities broker-dealer, and also served as its president and chief executive officer from 1993 to 1998. Mr. Shaw provides financial consulting services to Mariner.

        Robert G. Simses has served as the Managing Partner of the law firm of Simses & Associates P.A. since 2001, where he practices in the area of estate and charitable planning, trust and estate administration and taxation. Previously, from 1981 to 2001 he was a partner in the law firm of Cummings & Lockwood, where he was the partner in charge of its Palm Beach, Florida office. In addition, since October 2002, Mr. Simses has served as the President and Chief Operating Officer of The William H. Pitt Foundation Inc.

        George R. Trumbull, III became the Chairman and the Chief Executive Officer of the Company in May and June 2002, respectively. He served as chairman of the board of directors and chief executive officer of Encompys, Inc., a software services provider, from February 2001, until May 2002. From September 1999 to February 2001, Mr. Trumbull was a private investor, and from May 1994 to September 1999, he served as chief executive officer of AMP Limited, an Australian insurance and asset management company. Mr. Trumbull is a shareholder of less than five percent of Mariner and a member of its executive committee. Since March 2003, Mr. Trumbull has also served as the non-executive chairman of Select Reinsurance Ltd., a Bermuda based reinsurance company.

        David W. Young has been a partner of Conning Capital Partners, a private equity/venture capital business since 1999. Previously from 1988 to 1999 he was the Chief Investment Officer of The Progressive Corporation.

                      COMMITTEES OF THE BOARD OF DIRECTORS

        NYMAGIC has six standing Committees of the Board of Directors, including an Audit Committee, an Executive Committee, a Finance Committee, a Human Resources Committee, a Nominating/Corporate Governance Committee and an Underwriting Committee. During 2003, the Board of Directors held 6 meetings. The Executive Committee, Audit Committee, Finance Committee, Nominating/Corporate Governance Committee, Human Resources Committee and Underwriting Committee held 1, 11, 4, 1, 3 and 4 meetings, respectively. During their service as members of the Board in 2003, each of the Company's Directors attended all meetings of the Board of Directors and at least 90% of the meetings of each Committee on which he served. We do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders but we encourage all Directors to attend. We make every effort to schedule our annual meeting of shareholders at a time and date to permit attendance by Directors. At our last annual meeting, which was held on May 29, 2003, of the twelve Directors then in office, six attended.

        Audit Committee. The Audit Committee currently consists of the following
Directors: Messrs. John R. Anderson, Glenn Angiolillo, John T. Baily, who is the Audit Committee's chairman and financial expert, and David W. Young. All current and proposed Audit Committee members meet the independence criteria and have the qualifications set forth in the listing standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934. Mr. Baily is qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee's responsibilities include (i) reviewing the Company's external and internal audit functions and the adequacy of its internal accounting and financial controls, (ii) reviewing with the independent auditors their report on the Company's financial statements and (iii) reviewing the professional services proposed to be provided by the independent auditors and considering the possible effect of such services on their independence. The Board of Directors adopted a written charter under which the Audit Committee operates on February 26, 2004. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis. A copy of the charter of the Company's Audit Committee is attached as Appendix A and is posted on our corporate website at www.nymagic.com. Mr. Baily serves on the audit committees of three public companies in addition to NYMAGIC, INC. and the Board of Directors has determined that such simultaneous service does not impair his ability to serve effectively on the Company's Audit Committee.

        The Audit Committee's procedures for the pre-approval of audit and permitted non-audit services are described in "Proposal No. 2: Ratification of the Appointment of Independent Public Accountants-Audit Committee Pre-Approval Policy."

        Executive Committee. The Executive Committee currently consists of the following Directors: Messrs. John N. Blackman, Jr. who is the brother of Mark W. Blackman, Mark W. Blackman, who is the brother of John N. Blackman, Jr., A. George Kallop, none of whom is standing for re-election, as well as William D. Shaw, Jr., Robert G. Simses and George R. Trumbull, III. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board of Directors.

        Finance Committee. The Finance Committee currently consists of the following Directors: Messrs. John R. Anderson, John N. Blackman, Jr., William J. Michaelcheck, William D. Shaw, Jr., Robert G. Simses, Glenn R. Yanoff, who is not standing for re-election, and David W. Young. As noted above, Mr. Michaelcheck is the majority shareholder of Mariner and Mr. Shaw is a consultant to Mariner. As discussed in the section entitled "Certain Relationships and Related Transactions" the Company entered into an investment management agreement with Mariner pursuant to which Mariner is responsible for managing the Company's investment portfolio. The Finance Committee provides Mariner general investment direction and ensures that Mariner's investments are consistent with the Company's investment guidelines. The Finance Committee monitors and reviews the Company's financial position and investment policy. The Company's investment policy is reviewed quarterly and conforms to the requirements contained in the New York State Insurance Law and Regulations.

        Nominating/Corporate Governance Committee. The Nominating Committee currently consists of the following Directors: Messrs. John R. Anderson, Glenn Angiolillo, John T. Baily, George R. Trumbull, III and Glenn R. Yanoff. A majority of the Nominating/Corporate Governance Committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange and all members of the Committee will meet such independence standards by December 16, 2004 in accordance with the applicable New York Stock Exchange rules. The Nominating/Corporate Governance Committee is responsible for recommending qualified candidates for Director positions whose terms are to expire or are vacant. The Nominating/Corporate Governance Committee provides a report to the Board of Directors setting forth certain information about each candidate it is recommending. Any Director may recommend other candidates for available Director positions, provided that specified information about such candidates is given. The Nominating/Corporate Governance Committee will consider responsible recommendations by shareholders of candidates to be nominated as Directors of the Company. All such recommendations must be in writing and addressed to the Secretary of the Company at: Corporate Secretary, Shareholder Nominations, NYMAGIC, INC., 919 Third Avenue, New York, New York 10022. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate's qualifications and contact information for personal and professional references and must include such information about the candidate that the Company would need to include in any proxy statement for the election of Directors as well as the consent of the candidate to being named in the proxy material and to serving if elected. The submission should also include a description of all arrangements or understandings between the submitting shareholder and the candidate. By accepting a shareholder recommendation for consideration, the Nominating/Corporate Governance Committee does not undertake to adopt or to take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act. Additional information concerning shareholder proposals is contained below under the caption "Submission of Shareholder Proposals and Discretionary Voting." The Board of Directors has adopted a written charter under which the Nominating/Corporate

Governance   Committee  operates.   The  charter  of  the   Nominating/Corporate
Governance Committee is posted on our corporate website at www.nymagic.com.

        Human Resources Committee. The Human Resources Committee currently consists of the following Directors: Messrs. John R. Anderson, David E. Hoffman, Robert G. Simses and David W. Young. A majority of the Human Resources Committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange and all members of the committee will meet such independence standards by December 16, 2004 in accordance with the applicable New York Stock Exchange rules. The Human Resources Committee, formerly named the Stock Option and Compensation Committee, is charged with the administration of the Company's 1991 Stock Option Plan and the 1999 Phantom Stock Plan, as well as the review and approval of the Company's salary structure and benefit packages. Additional information concerning the administration of these plans and the policies of the Human Resources Committee is contained below under the caption "Report of the Human Resources Committee on Executive Compensation." The Board of Directors has adopted a written charter under which the Human Resources Committee operates. The charter of the Human Resources Committee is posted on our corporate website at www.nymagic.com.

        Underwriting Committee. The Underwriting Committee currently consists of the following Directors: Messrs. John T. Baily, John N. Blackman, Jr., Mark W. Blackman, A. George Kallop, George R. Trumbull, III and Glenn R. Yanoff. The Underwriting Committee is responsible for ensuring that the Company follows the overall underwriting strategy as defined by management and the Board of Directors. The Underwriting Committee's duties include periodic reviews of the lines of business written by the Company, ensuring that pricing and risk selection criteria are adhered to by our underwriting staff, and making sure that the Company maintains high levels of experience and expertise in our underwriting staff.

         HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2003, the Human Resources Committee of the Board of Directors consisted of Messrs. John N. Blackman, Jr., a former officer of the Company, Mark W. Blackman, an executive officer of the Company, William J. Michaelcheck, William D. Shaw, Jr., Robert G. Simses and David W. Young. No committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.

        For a description of certain relationships and transactions with members of the Board of Directors or their affiliates, see "Certain Relationships and Related Transactions."

                              CORPORATE GOVERNANCE

        Code of Business Conduct and Ethics. We have adopted a Code of Ethics for Senior Executive and Financial Officers as well as a Code of Business Conduct and Ethics for Directors, Officers and Employees. These codes of business conduct and ethics are designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange corporate governance rules related to codes of conduct and ethics and are posted on our corporate website at www.nymagic.com. Copies of our Code of Ethics for Senior Executive and Financial Officers as well as our Code of Business Conduct and Ethics for Directors, Officer and Employees are available, free of charge, upon request directed to: General Counsel, NYMAGIC, INC., 919 Third Avenue, New York, NY 10022.

        Corporate Governance Guidelines. We have also adopted corporate governance standards to advance the functioning of our Board of Directors and its committees and to set forth the Board of Director's expectations as to how it should perform its functions. Our corporate governance standards are posted on our corporate website at www.nymagic.com.

        Shareholder Communications Policy. Our Board of Directors has adopted a policy with respect to shareholder communications with the Board of Directors. Shareholders and other interested parties may communicate directly with our Board of Directors or the non-management Directors. All communications should be in writing and should be directed to our Corporate Secretary at: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, NY 10022. The sender should indicate in the address whether it is intended for the entire Board of Directors, the non-management Directors as a group or an individual Director. Each communication intended for the Board of Directors or non-management Directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

                            COMPENSATION OF DIRECTORS

        Directors who are not also officers of the Company receive $12,500, except the Vice Chairman of the Board of Directors who receives $30,000, as an annual retainer. Directors who are not also officers of the Company also have received options to purchase 10,000 shares of the Company's Common Stock. Further, non-officer Directors are compensated an additional $1,000 for each meeting of the Board of Directors. The Chairman of the Audit Committee of the Board of Directors and each member thereof receive additional annual retainers of $7,500 and $2,500, respectively, and the Chairmen of the Human Resources and the Finance Committees of the Board of Directors receive additional annual retainers of $2,500. All Directors serve on the boards of the Company's domestic subsidiaries. Directors who are not also officers of the Company receive $250 for each domestic subsidiary board meeting attended. The Company's domestic subsidiaries consist of two insurance companies, New York Marine And General Insurance Company and Gotham Insurance Company, and three insurance underwriters and managers, Mutual Marine Office, Inc., Pacific Mutual Marine Office, Inc. and Mutual Marine Office of the Midwest, Inc.

                        EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the name, position, age and year first elected for each of the persons currently serving as an executive officer of the Company. Each executive officer was elected in 2003 to serve until the meeting of the Board of Directors following the 2004 Annual Meeting or until his or her earlier death, resignation or removal. None of the Company's executive officers was selected pursuant to any form of arrangement including the Voting Agreement.



Name                                  Position                                       Age      Year First Elected
----                                  --------                                       ---      ------------------

George R. Trumbull, III   Chairman and Chief Executive Officer                       59              2002
A. George Kallop          Executive Vice President and Chief Operating               58              2002
                          Officer
George F. Berg            Senior Vice President Claims                               62              1996
Mark W. Blackman          Chief Underwriting Officer                                 52              1988
Paul J. Hart              Senior Vice President, General Counsel and                 53              2002
                          Secretary
Thomas J. Iacopelli       Senior Vice President, Chief Financial Officer and         43              1989
                          Treasurer


        A description of the business experience of Mr. Trumbull appears above under the caption "Proposal No. 1: Election of Directors." Set forth below is a description of the business experience during the last five years of the other executive officers of the Company who are not directors.

        Mr. Kallop, who has been a Director of the Company since 2002, but who is not standing for re-election, has been the Executive Vice President of the Company since May 2002 and was named to the additional position of Chief Operating Officer in February 2004. From 1999 to 2002, Mr. Kallop was a principal of Mariner Investment Group, Inc. a professional asset management company. Previously, Mr. Kallop was a managing director of Bear, Stearns & Co. Inc., a global investment banking, securities and brokerage firm, where he was employed from 1992 to 1999. Mr. Kallop has a contractual relationship with Mariner pursuant to which he provides consulting services to Mariner.

        Mr. Blackman, who has been a Director of the Company since 1988, but who is not standing for re-election, has been Chief Underwriting Officer of the Company since June 2002. He was employed by the Company or its subsidiaries from 1977 until September 1998 and was the President of the Company from 1988 until September 1998. From October 1998 until May 2002 Mr. Blackman was a private investor.

        Mr.  Berg has been  Senior Vice  President  Claims of the Company  since
1996.

        Mr. Hart was the Chief Financial Officer and General Counsel of Encompys, Inc. a software services provider, from August 2001 through July 2002; from August 2000 through April 2001, he was Chief Financial Officer and General Counsel of Appian Bridge Corporation, a software services provider; from February 2000 through April 2000, he was a Vice President of Telecom Wireless Corporation, an Internet service provider; and, from April 1999 through February 2000 he was the Executive Vice President of espernet.com, inc., an Internet service provider.

        Mr. Iacopelli has been Chief Financial Officer of the Company since 1989 and was elected its Treasurer in 2000.

                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth for the years indicated the annual compensation of the Chief Executive Officer and our other four most highly compensated executive officers, whom we refer to as the Named Executive Officers.


                           SUMMARY COMPENSATION TABLE


                                                                                             Long-Term
                                                                                           Compensation
                                                      Annual Compensation (1)                 Awards
                                                   -----------------------------              ------

                                                                                             Securities
         Name and                                                      Other Annual          Underlying     All Other
    Principal Position                Year      Salary     Bonus ($)   Compensation ($)       Options     Compensation
    ------------------                ----      ------     ---------   ----------------       -------     ------------
                                                 ($)                                            (#)           ($)(2)
                                                 ---                                            ---           ------

George R. Trumbull, III               2003      525,000    116,000        10,096                 -0-          163,000
Chairman and Chief Executive          2002      306,250      -0-            -0-                50,000          30,000
Officer (3)

Mark W.  Blackman                     2003      330,000    135,000         6,346                 -0-           20,000
Chief Underwriting Officer (4)        2002      163,082      -0-            -0-                20,000          25,488

A. George Kallop                      2003      325,000    83,000          6,250                 -0-          121,400
Executive Vice President and          2002      186,907      -0-            -0-                20,000          28,062
Chief Operating Officer (5)

Paul J. Hart                          2003      225,000    55,000          4,327                 -0-           20,000
Senior Vice President,                2002      103,846      -0-           1,731               16,000           -0-
General Counsel and Secretary(6)

George F. Berg                        2003      228,000    40,000          4,385                 -0-           20,000
Senior Vice President Claims          2002      223,000    11,000          4,096               15,000          30,000
                                      2001      209,251     8,500          3,904                 -0-           17,000



_____________
(1) The annual compensation presented for 2003 represents the annual base salary paid during the fiscal year ended December 31, 2003, the annual bonus compensation that was paid in March 2004 and accrued as an expense by us for the fiscal year ended December 31, 2003 and the payment for sick days accumulated, but unused in 2003 but paid in 2004.
(2) The amounts shown in this column represent contributions made by the Company on behalf of each the officers listed in the amount of $20,000 pursuant to the terms of the Company's Profit Sharing Plan and Trust. In addition, the amounts shown with respect to Messrs. Trumbull and Kallop include $143,000 and $101,400, respectively, representing the value of grants of 5,500 and 3,900 shares, respectively of the Company's Common Stock made on February 26, 2004. Additional information concerning our Profit Sharing Plan and Trust is contained below under the caption "Retirement Plans."
(3) Mr. Trumbull became Chairman of the Board of Directors in May 2002 and was elected Chief Executive Officer in June 2002. The grant of 5,500 shares of the Company's Common Stock referred to in footnote 2, above, is subject to shareholder approval of the NYMAGIC, INC. 2004 Long-Term Incentive Plan. In the event it is not approved his cash bonus will be $175,000.
(4) Mr. Blackman, who was previously President of the Company from 1988 through 1998, returned to the Company as its Chief Underwriting Officer in June 2002.
(5) Mr. Kallop became Executive Vice President in June 2002. The grant of 3,900 shares of the Company's Common Stock referred to in footnote 2, above, is subject to shareholder approval of the NYMAGIC, INC. 2004 Long-Term Incentive Plan. In the event it is not approved his cash bonus will be $125,000.
(6) Mr. Hart became General Counsel and Vice President in July, 2002 and September, 2002, respectively.

         EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

        The Company does not maintain any employment contracts or termination of employment or change-in-control agreements with its executive officers, except severance agreements with Messrs. Iacopelli and Hart. Under his agreement, Mr. Iacopelli is entitled to a severance payment equal to one year's salary in the event of his discharge from employment within two years of the date of a sale of the Company. Mr. Hart is entitled to a severance payment equal to three months salary in the event of his discharge from employment without cause.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

        No stock option grants were made to the persons named in the Summary Compensation Table in 2003.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

        The following table shows stock options exercised by persons named in the Summary Compensation Table in 2003, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2003. Also reported are values for "in-the-money" options that represent the spread between the exercise price of any such existing stock options and the year-end price of NYMAGIC Common Stock.



                                                        Number of Securities Underlying               Value of Unexercised
                                                                 Unexercised                         In-the-Money Options at
                                                         Options at Fiscal Year-End (#)                  Fiscal Year-End
                                                         ------------------------------                  ---------------
                                                                                                             ($)(3)
                                                                                                             ------
                            Shares
                           Acquired       Value
          Name                on        Realized ($)   Exercisable           Unexercisable        Exercisable       Unexercisable
          ----                --        ------------   -----------           -------------        -----------       -------------
                           Exercise
                           --------
                            (#)(1)
                            ------

George R. Trumbull, III      -0-           -0-            12,500                 37,500             161,875             485,625
A. George Kallop (2)         -0-           -0-             5,000                 15,000              64,750             194,250
Mark W. Blackman             -0-           -0-             5,000                 15,000              64,750             194,250
Paul J. Hart                 -0-           -0-             4,000                 12,000              51,800             155,400
George F. Berg              3,750        33,375             -0-                  11,250               -0-               145,688



___________
(1) All options were granted pursuant to the Company's 2002 Non Qualified Stock Option Plan.
(2) In addition, Mr. Kallop received an option to purchase 315,000 shares of the Company's Common Stock pursuant to the terms of a letter agreement between him and Mariner dated April 4, 2002 in which he agreed to be bound to the terms of the Voting Agreement described under the caption "Changes in Control."
(3) Amounts shown reflect the excess of the market value of the underlying Common Stock at year end based upon the $27.42 per share closing price reported on the New York Stock Exchange on December 31, 2003 over the exercise prices for the stock options. The actual value, if any, an executive may realize is dependent upon the amount by which the market price of Common Stock exceeds the exercise price when the stock options are exercised.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the securities authorized for issuance under our equity compensation plans as of January 1, 2004.


        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of securities
                                         Number of securities to be                                      remaining available for
                                          issued upon exercise of      Weighted-average exercise       future issuance under equity
                                            outstanding options,     price of outstanding options,          compensation plans
                                            warrants and rights           warrants and rights             (excluding securities
                                                                                                         reflected in column (a))

            Plan category                          (a)                            (b)                             (c)
        ----------------------------------------------------------------------------------------------------------------------------
        Equity compensation plans                520,700                        $16.80                          163,502
        approved by security holders
        ----------------------------------------------------------------------------------------------------------------------------
        Equity compensation plans not            15,000                          $0.00                            (1)
        approved by security holders
        ----------------------------------------------------------------------------------------------------------------------------
                Total                            535,700                        $ 16.33                         163,502
        ----------------------------------------------------------------------------------------------------------------------------

_____________
(1) The Company's Phantom Stock Plan was terminated on December 3, 2003 and no further shares may be issued thereunder.


                                RETIREMENT PLANS

        Prior to May 31, 2003, the Company maintained two retirement plans for the benefit of employees: the Money Purchase Plan and the Profit Sharing Plan. Both plans provided for 100% vesting upon completion of two years of service. The Money Purchase Plan provided for a contribution equal to 7.5% of an employee's cash compensation, including bonuses, for each year of service during which the employee completed 1,000 hours of service and was employed on the last day of the plan year. The Profit Sharing Plan did not require any specific contribution, but any contribution made was subject to the restrictions set forth above for the Money Purchase Plan. Effective June 1, 2003, the Company combined the above two retirement plans into the Profit Sharing Plan and Trust. The new plan provides for an annual mandatory contribution of 7.5% of compensation for each year of service during which the employee has completed 11 months of service and is employed on the last day of the plan year. An additional discretionary annual contribution of up to 7.5% of compensation may also be made by the Company. The new plan provides for 100% vesting upon completion of one year of service.

        The Company's contributions for 2003 under the Profit Sharing Plan and Trust were $20,000 for the benefit of each of Messrs. Trumbull, Kallop, Blackman, Hart and Berg. The Company does not maintain any defined benefit retirement plans.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, Directors and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports which they file.

        The Company prepares Section 16(a) reports on behalf of its officers and Directors and certain 10% stockholders based on the information provided by them. Based solely on a review of this information, copies of such forms furnished to the Company and written representations from the Company's officers, Directors and 10% stockholders, the Company believes that no Director, officer or beneficial owner of more than 10% of our Common Stock failed to file on a timely basis reports required pursuant to Section 16(a) of the Exchange Act with respect to 2003, except that Form 4s required to be filed in September 2003 by Messrs. Berg and Hamel as a result of their exercise of stock options under the NYMAGIC, INC. 2002 Nonqualified Stock Option Plan were filed late in October 2003, and except that a Form 3 required to be filed in December 2000 by the Louis B. Tollefson 2000 Florida Intangible Tax Trust dated 12/12/00 was filed late in December 2003, and except that the Louise B. Tollefson Charitable Lead Annuity Trust dated 3/30/00, the Louise B. Tollefson 2000 Florida Intangible Tax Trust dated 12/12/00, the Bennett H. Tollefson Charitable Lead Unitrust dated 3/30/00 and the Louise B. Blackman

Family Foundation dated 3/24/98 filed Form 4s on December 29, 2003 that should have been filed on December 19, 2003.

                      SHARE INVESTMENT PERFORMANCE GRAPH *

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on shares of the Company's Common Stock against (i) the cumulative total return of the Standard & Poor's 500 Index; (ii) the cumulative total return of the $500 Million to $1 Billion
Insurance Asset Index, which includes some of the Company's competitors, obtained from SNL Financial LC; and, the cumulative total return of the Russell 2000 Index, for the period of five fiscal years commencing January 1, 1999, and ending December 31, 2003, assuming $100 invested in the Company's Common Stock and in each index on January 1, 1999, and assuming reinvestment of dividends. The Common Stock price performance shown on the graph is not indicative of future price performance. We have included the Russell 2000 Index as a component of the Share Investment Performance Graph, because we may eliminate the Standard & Poor's 500 Index from our 2005 Proxy Statement. We believe the addition of the Russell 2000 Index and the elimination of the Standard & Poor's Index may provide a more relevant basis for comparison of our Share Investment Performance.

                               [GRAPHIC OMITTED]

                                                              $500M-$1B
           NYMAGIC, INC.     Standard & Poor's 500       Insurance Asset Index      Russell 2000 Index

 1998        100.00                 100.00                     100.00                    100.00
 1999         65.39                 121.11                      74.60                    121.26
 2000         96.09                 110.34                      98.57                    117.59
 2001         83.32                  97.32                     103.77                    120.52
 2002        100.71                  75.75                     112.38                     95.83
 2003        143.53                  97.51                     155.80                    141.11


__________________________
* The price performance comparison information in the table is not "solicitation material," is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the "Securities Act" or the Exchange Act) whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

                     REPORT OF THE HUMAN RESOURCES COMMITTEE
                          ON EXECUTIVE COMPENSATION *

        The  Human   Resources   Committee  of  the  Board  of  Directors   (the
"Committee") meets periodically and reviews certain aspects of the Company's compensation as it affects executive and non-executive employees. Six of our Directors, Messrs. John N. Blackman, Jr., Mark W. Blackman, William J. Michaelcheck, William D. Shaw, Jr., Robert G. Simses and David W. Young were members of the committee in 2003. As is reflected in the section above entitled "Committees of the Board of Directors" the composition of the Committee changed in March 2004 in order to comply with the rules of the New York Stock Exchange. The Committee's review procedures during 2003 are summarized below:

        Executive Officer Compensation. The executive compensation program is designed to promote an alignment of shareholder and management interests in the long-term success of the Company, as well as to assist the Company in its efforts to attract, motivate and retain key executives.

        Overall Pay Positioning. The Company positions its total direct compensation (aggregate base salary plus annual (short-term) and long-term incentive compensation) at levels which are competitive with companies in the insurance and brokerage industries. The Company develops compensation data for all employees utilizing national and regional surveys for the insurance and brokerage industries. The Company's executive and senior officer positions are matched to comparable survey positions and compensation data. The Committee uses such survey data in connection with reviewing salaries on an individual basis. The objective is to provide each such executive and senior officer with sufficient compensation to cause him or her to maintain continued employment with the Company.

        Components of Compensation. Base Salary: Base Salary levels are reviewed annually by the Committee and are determined by evaluating (a) the individual executive's level of experience, on-going performance and the responsibilities associated with the particular position, and (b) levels and trends in base salary levels in the insurance and brokerage industries generally. It is the Committee's objective to maintain quality management without increasing the Company's salary expense beyond the median range indicated by the compensation surveys. The Company evaluates executive and senior officer performance based upon criteria it deems appropriate for the industry and markets within which the Company competes along with the Company's needs and the recommendations of the Company's current Chairman and Chief Executive Officer.

        Annual Incentives. Annual incentive awards, like base salary levels, are set with reference to competitive conditions and intended to motivate executives by providing bonus payments based on the Company's and the individual's performance.

        Long-Term Incentives. The principal purpose of the long-term incentive compensation program is to encourage the Company's executives to enhance the value of the Company and its outstanding Common Stock. The long-term incentive component of the compensation system (through extended vesting) is also designed to create retention incentives for the individual. In recent years long-term incentives have been awarded through a combination of stock options and phantom stock awards. In addition to stock options, the 2004 Long-Term Incentive Plan being submitted to the shareholders for approval at the Annual Meeting provides for the award of restricted stock, unrestricted stock, stock price appreciation units and performance units. At the time of the grant the Committee determines the appropriate mix of the various types of awards to executives. These decisions are based upon an analysis of the practices of the companies included in the industry surveys, the Company's goal of targeting long-term awards at levels competitive with companies in the insurance and brokerage industries and the individual's performance, potential for increased responsibility and contributions, leadership ability and commitment to the Company's strategic efforts.

        Chief Executive Officer Compensation. The Committee reviewed the compensation level of the current Chairman and Chief Executive Officer in conjunction with the information developed from industry surveys. The Committee compares the current salary of the Chairman and Chief Executive Officer with the salaries of executives


__________________________
* The material in this report is not "solicitation material", is not deemed filed with the Commission, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

in similar positions in the insurance industry. It is the Committee's objective to maintain a salary level for the Chief Executive Officer that is consistent with the mid-point range of such salaries. The Committee also considered the Company's performance in determining each element of the Chairman and Chief Executive Officer's compensation.

        In  evaluating   the  Company's   performance  in  2003,  the  Committee
considered the Company's net earnings, the growth in gross premiums from the Company's core lines of business, the Company's strong combined ratio for 2003, the significant growth in net investment income from 2002, the reporting of a net loss reserve redundancy of $1.4 million, the increase in the Company's shareholders' equity, the reinstatement of the Company's quarterly dividend of six cents, the raising of $8.4 million in a private placement of equity securities to Conning Capital Partners VI, L.P., the repayment in full of the Company's bank loan, the formation of a business relationship with Southern Marine & Aviation, an insurance agency, to write a primary marine cargo program, the strong cash collections on reinsurance receivables, the implementation of a revised investment strategy and the completion of a secondary public stock offering of 2,150,000 shares by certain selling shareholders.

        Based on the Committee's assessment of Mr. Trumbull's and the Company's performance in 2003, in February 2004 Mr. Trumbull was awarded a cash bonus of $116,000 and an award of unrestricted stock under the Company's 2004 Long-Term Incentive Plan having a value on the date of grant of $143,000. In the event the 2004 Long-Term Incentive Plan is not approved by shareholders at the Annual Meeting, Mr. Trumbull will instead receive a cash bonus of $175,000.

        The Company has reviewed the provisions of the Internal Revenue Code of 1986, as amended, and related regulations of the Internal Revenue Service which limit the deductibility of executive compensation paid to the Chief Executive Officer and certain other executive officers to the extent such compensation exceeds $1,000,000 in any year and does not qualify for an exception under the statute or regulations. The Committee does not believe that annual cash compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and has therefore concluded that no action with respect to qualifying such compensation for deductibility is necessary at this time. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.


                                                         RESPECTFULLY SUBMITTED,

                                                   THE HUMAN RESOURCES COMMITTEE

                                                           John N. Blackman, Jr.
                                                                Mark W. Blackman
                                                         William J. Michaelcheck
                                                            William D. Shaw, Jr.
                                                                Robert G. Simses
                                                                  David W. Young

                         REPORT OF THE AUDIT COMMITTEE*

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee currently consists of four Directors who have been appointed by the Board of Directors, including Messrs. Glenn Angiolillo, John R. Anderson, John T. Baily (chairman and financial expert) and David W. Young. The Audit Committee members are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3 under the Exchange Act. Mr. Baily is qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee is governed by the charter of the Audit Committee that has been adopted by the Board of Directors. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.

        Management is responsible for the development, maintenance and evaluation of Company's internal controls and procedures and the financial reporting process. KPMG LLP, the Company's independent accountants, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee the foregoing functions.

        In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the Company's audited financial statements for the year ended December 31, 2003. The Audit Committee also discussed with KPMG LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). KPMG LLP has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee discussed with KPMG LLP that firm's independence.

        Management and KPMG LLP have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also considered the status of pending litigation, if any, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate.

        Based upon the reviews and discussions described in this Audit Committee Report, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                                                         RESPECTFULLY SUBMITTED,

                                                             THE AUDIT COMMITTEE

                                                                Glenn Angiolillo
                                                                John R. Anderson
                                                         John T. Baily, Chairman
                                                                  David W. Young


__________________________
* The material in this report is not "solicitation material", is not deemed filed with the Commission, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


        The following table sets forth information as of April 12, 2004, regarding persons, entities or groups, as such term is defined in Section 13 of the Exchange Act, known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock.




                                                       Amount and Nature       Percent of Common Stock
Name                                                     of Ownership              Outstanding (1)
----                                                     ------------              -----------

Lionshead Investments, LLC                                  970,030(2)                  9.97%
   41 Wee Burn Lane
   Darien, CT 06820

Mark W. Blackman                                            969,530                     9.97%
   80 Deepwood Road
   Darien, CT  06820

Botti Brown Asset Management, LLC                           582,800(3)                  5.99%
   One Montgomery Street, Suite 3300
   San Francisco, CA 94104

Dimensional Fund Advisors, Inc.                             528,950(4)                  5.44%
   1299 Ocean Avenue - 11th Floor
   Santa Monica, CA 90401

Mariner Partners, Inc., et al.                            3,204,171(5)                 32.95%
   780 Third Avenue - 16th Floor
   New York, NY 10017

Royce & Associates, Inc.                                    949,900(6)                  9.77%
   1414 Avenue of the Americas
   New York, NY 10019

CCP Fund Managers, LLC                                    1,000,000(7)                  9.78%
   City Place II
   185 Asylum Street
   Hartford, CT 06103

Louise B. Tollefson 2000 Florida Intangible Tax             861,409(8)                  8.86%
Trust
   c/o Robert G. Simses, Trustee
   Simses & Associates P.A.
   400 Royal Palm Way, Suite 304
   Palm Beach, FL 33480

Louise B. Tollefson                                         963,931(9)                  9.91%
   18665 S.E. Village Circle
   Tequesta, FL 33469


_____________________
(1) Based upon 9,724,748 shares of Common Stock issued and outstanding as of April 12, 2004, except as to CCP Fund Managers, LLC, for which the percent of Common Stock issued and outstanding is based upon 10,224,748 shares and assumes that its options to purchase 500,000 shares, which are included in its total of 1,000,000 shares beneficially owned, are exercised and that the Company issues such shares.
(2) The managing members of Lionshead Investments, LLC ("Lionshead Investments") formerly named Blackman Investments, LLC, are Mr. John N. Blackman Jr., a member of our Board of Directors, and Mr. Blackman's spouse. Mr. Blackman disclaims beneficial ownership of the shares held by Lionshead Investments. Lionshead Investments is a party to the Voting Agreement regarding the listed shares as described below under the caption "Changes in Control."
(3) Based on a Schedule 13G/A dated January 28, 2004 and as filed with the Securities and Exchange Commission on January 29, 2004. Botti Brown Asset Management, LLC, an investment advisor registered under the Investment Advisers Act of 1940 ("BBAM"), shares voting and dispositive power with John
    D. Botti, the controlling member of BBAM, with respect to all of the shares listed above. The listed shares are held by clients of BBAM who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, those shares.
(4) Based on a Schedule 13G/A dated and as filed with the Securities and Exchange Commission on February 6, 2004. Dimensional Fund Advisers, Inc., an investment advisor registered under the Investment Advisers Act of 1940 ("Dimensional"), has sole voting and dispositive power with respect to all of the shares listed above. The listed shares are held by investment companies registered under the

    Investment Company Act of 1940, and by trusts and separate accounts for which Dimensional acts as investment advisor. Dimensional disclaims beneficial ownership of all of these shares.
(5) Based on a Schedule 13D/A dated February 27, 2004 and as filed with the Securities and Exchange Commission on March 25, 2004. Mariner, together with
    1) Mr. Mark W. Blackman, a member of our Board of Directors; 2) Lionshead Investments; 3) Mr. John N. Blackman, Jr., a member of our Board of Directors, as co-trustee of Blackman Charitable Remainder Trust ("Blackman Co-Trust") (with the approval of his spouse as co-trustee of Blackman Co-Trust) and 4) Mr. Robert G. Simses, a member of our Board of Directors, as trustee of Louise B. Tollefson 2000 Florida Intangible Trust ("2000 FIT") and Louise B. Blackman Tollefson Family Foundation ("Foundation") and as co-trustee of Louise B. Tollefson Charitable Lead Annuity Trust ("CLAT") and Bennett H. Tollefson Charitable Lead Unitrust ("CLUT") (with the approval of First Union National Bank n/k/a Wachovia Bank, N.A. as co-trustee of CLAT and CLUT), entered into the Voting Agreement and, collectively, share voting and dispositive power over all 3,204,171 shares of Common Stock subject to the Voting Agreement and may be deemed to constitute a "group" as that term is used under Section 13 of the Exchange Act . Information concerning the Voting Agreement is described below under the caption "Changes in Control." Mr. Mark W. Blackman's address is: 919 Third Avenue, New York, NY 10022; Lionshead Investment's and Mr. John N. Blackman Jr.'s address is: 41 Wee Burn Lane, Darien, CT 06820; and Mr. Simses' address is: Simses & Associates P.A., 400 Royal Palm Way, Suite 304, Palm Beach, FL 33480.
(6) Based on a Schedule 13G/A dated and filed with the Securities and Exchange Commission on February 4, 2004. Royce & Associates, Inc., an investment advisor registered under the Investment Advisers Act of 1940, has sole voting and dispositive power with respect to all of these shares.
(7) Based on a Schedule 13D dated July 7, 2003 and as filed with the Securities and Exchange Commission on July 11, 2003 jointly by David W. Young, CCP Fund Managers, LLC ("CCPFM"), Conning Investment Partners VI, LLC ("Conning Investment") and Conning Capital Partners VI, L.P. ("CCPVI"). David W. Young, a member of our Board of Directors, is a partner and member of CCPFM and a member of Conning Investment. CCPFM is the manager member of Conning Investment, which is the general partner of CCPVI, which directly beneficially owns 1,000,000 shares of Common Stock of the Company. By virtue of being the manager member of Conning Investment, CCPFM may be deemed to indirectly beneficially own the 1,000,000 shares of Common Stock directly beneficially owned by CCPVI. By virtue of being the general partner of CCPVI, Conning Investment may be deemed to indirectly beneficially own the 1,000,000 shares of Common Stock directly beneficially owned by CCPVI.
(8) Mr. Robert G. Simses, trustee of 2000 FIT and a member of our Board of Directors, disclaims beneficial ownership of the listed shares. Mr. Simses, as trustee of 2000 FIT, has entered into the Voting Agreement regarding the shares held by 2000 FIT as described below under the caption "Changes in Control."
(9) Includes 5,262 shares held by Mrs. Tollefson, 861,409 shares held by Mr. Robert G. Simses, a member of our Board of Directors, as trustee of 2000 FIT, 95,858 shares held by the Louise B. Tollefson and Bennett H. Tollefson Charitable Remainder Unitrust, and 1,402 shares held by Mrs. Tollefson's spouse. Mrs. Tollefson disclaims beneficial ownership of the shares held by her spouse.

        The determination that there were no other persons, entities or groups, as such term is defined in Section 13 of the Exchange Act known to the Company to beneficially own more than 5% of the Common Stock was based on a review of all statements filed with respect to the Company since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act.

                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth information as of April 12, 2004, with respect to the issued and outstanding shares of Common Stock beneficially owned by each Director of the Company, each Director nominee each Named Executive Officer, each executive officer, and all Directors and executive officers of the Company as a group. Shares of Common Stock that may be acquired by an individual within 60 days of April 12, 2004, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise noted, each person listed in the table owns all shares directly and has sole voting and investment power with respect to such shares.



                                                           Amount and Nature     Percent of Common Stock
Name                                                          of Ownership           Outstanding (1)
----                                                          ------------           -----------

John R. Anderson                                                    4,356(2)                 *
Glenn Angiolillo                                                    2,500(3)                 *
John T. Baily                                                       2,500(4)                 *
John N. Blackman, Jr.                                           1,165,352(5)               11.98%
Mark W. Blackman                                                1,234,530(6)               12.69%
David E. Hoffman                                                      -0-                   -0-
Thomas J. Iacopelli                                                21,625(7)                 *
A. George Kallop                                                  320,000(8)                3.29%
William J. Michaelcheck                                         1,802,500(8)(9)            18.54%
William D. Shaw, Jr.                                              317,500(8)(10)            3.26%
Robert G. Simses                                                1,168,307(11)              12.01%
George R. Trumbull, III                                            12,500(12)                *
David W. Young                                                      2,500(13)                *



                                                           Amount and Nature     Percent of Common Stock
Name                                                          of Ownership           Outstanding (1)
----                                                          ------------           -----------

Glenn R. Yanoff                                                     4,356(14)                *
George F. Berg                                                         -0-                   *
Paul J. Hart                                                        4,000(15)                *
All Directors, and executive officers as a group (16
persons)                                                        3,632,526(16)              37.35%

_______________________
* Less than 1% of issued and outstanding Common Stock.
(1) Based upon 9,724,748 shares of Common Stock issued and outstanding as of April 12, 2004.
(2) Includes 2,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options.
(3) Includes 2,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options.
(4) Includes 2,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options.
(5) Includes 100,000 shares held by the Blackman Co-Trust for the benefit of Mr. Blackman's spouse and children for which Mr. Blackman and his spouse are co-trustees, 970,030 shares held by Lionshead Investments, LLC for which Mr. Blackman and his spouse are managing members, 2,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options and 92,822 shares held by Mr. Blackman's children. Mr. Blackman disclaims beneficial ownership over such shares other than those that may be acquired by the exercise of options. Lionshead Investments and Mr. Blackman, as co-trustee of the Blackman Co-Trust (with the approval of his spouse as co-trustee of Blackman Co-Trust), are parties to the Voting Agreement regarding the shares held by Lionshead Investments and Blackman Co-Trust as described below under the caption "Changes in Control."
(6) Includes 160,000 shares held by trusts for the benefit of Mr. Blackman's children, 100,000 shares held by Mr. Blackman's spouse and 5,000 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options; Mr. Blackman disclaims beneficial ownership over such shares other than those that may be acquired by the exercise of options. Mr. Blackman is a party to the Voting Agreement regarding 969,530 shares held by Mr. Blackman as described below under the caption "Changes in Control."
(7) Includes 21,625 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options, but does not include 800 shares, which were the subject of a grant of unrestricted Common Stock under the NYMAGIC, INC. 2004 Long-Term Incentive Plan, which is subject to shareholder approval.
(8) Includes 5,000 shares which may be acquired within 60 days of April 12, 2004 through the exercise of options, but does not include 3,900 shares, which were the subject of a grant of unrestricted Common Stock under the NYMAGIC, INC. 2004 Long-Term Incentive Plan, which is subject to shareholder approval. On April 4, 2002, Mariner entered into an agreement with each of William D. Shaw, Jr. and A. George Kallop, pursuant to which Mariner granted each of them an option to purchase 315,000 shares of Common Stock by agreeing to hold a portion of the Voting Agreement option covering 315,000 shares of NYMAGIC as nominee for each of Mr. Shaw and Mr. Kallop, who agreed to be bound to the terms of the Voting Agreement. The Company is not a party to these agreements. For a more detailed discussion of the agreements between Mariner and Messrs. Shaw and Kallop see "Certain Relationships and Transactions." Information concerning the Voting Agreement is described below under the caption "Changes in Control."
(9) Includes 2,500 shares which may be acquired within 60 days of April 12, 2004. Mariner has an option pursuant to the voting Agreement to purchase up to and including 1,800,000 shares of Common Stock from certain Company shareholders at any time and from time to time and all such shares are shown as beneficially owned by Mr. Michaelcheck. No other shares subject to the Voting Agreement are included. Additional information concerning the Voting Agreement is described below under the caption "Changes in Control."
(10)Includes 2,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options, but does not include 3,900 shares, which were the subject of a grant of unrestricted Common Stock under the NYMAGIC, INC. 2004 Long-Term Incentive Plan, which is subject to shareholder approval.
(11)Includes 861,409 shares held by Mr. Simses as trustee of 2000 FIT, 3,401 shares held as trustee of the Foundation, 149,450 shares held as co-trustee of CLAT and 151,093 shares held as co-trustee of CLUT. Mr. Simses has sole voting and dispositive power over the shares held in the 2001 FIT and the Foundation. Mr. Simses and First Union National Bank n/k/a Wachovia Bank, N. A., as co-trustees of CLAT and CLUT, share voting and dispositive power with respect to the shares held by such trusts. Mr. Simses disclaims beneficial ownership of the shares held by 2000 FIT, Foundation, CLAT and CLUT. Mr. Simses as trustee of 2000 FIT and Foundation and as co-trustee of CLAT and CLUT (with the approval of First Union National Bank n/k/a Wachovia Bank, N. A., as co-trustee of CLAT and CLUT) is a party to the Voting Agreement regarding the shares held by 2000 FIT, Foundation, CLAT and CLUT as described below under the caption "Changes in Control." Also includes 2,500 shares which may be acquired within 60 days of April 12, 2004.
(12)Includes 12,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options, but does not include 5,500 shares, which were the subject of a grant of unrestricted Common Stock under the NYMAGIC, INC. 2004 Long-Term Incentive Plan, which is subject to shareholder approval.
(13)Includes 2,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options, but excludes 500,000 shares of Common Stock held by CCPVI and 500,000 shares of Common Stock which may be acquired CCPVI within 60 days of April 12, 2004 through the exercise of options. As set forth above in footnote (7) to the table "Security Ownership of Certain Beneficial Owners," such shares are beneficially owned by CCPVI, a limited partnership. Mr. Young, who is a member of Conning Investment, the general partner of CCPVI, disclaims beneficial ownership of such shares.
(14)Includes 2,500 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options.
(15)Includes 4,000 shares that may be acquired within 60 days of April 12, 2004 through the exercise of options.
(16)Of the 3,632,526 shares listed as beneficially owned by all Directors and executive officers as a group, 70,625 shares represent shares which could be acquired within 60 days of April 12, 2004, upon exercise of options. These shares are included in the total number of outstanding shares for the purpose of determining the percentage of Common Stock beneficially owned by all Directors and executive officers as a group. The listed shares do not include the 1,800,000 shares shown as beneficially owned by Mr. Michaelcheck because those shares represent shares that Mariner may acquire from certain other shareholders listed in the table above at any time and from time to time pursuant to the Voting Agreement; if those shares were acquired by Mariner the total shareholdings of those other shareholders would be reduced correspondingly. For a similar reason, the listed shares do not include 315,000 of the shares shown as beneficially owned by each of Mr. Kallop and Mr. Shaw, because such shares represent a portion of the purchase option of Mariner under the Voting Agreement. Information concerning the Voting Agreement is described below under the caption "Changes in Control."


                               CHANGES IN CONTROL

Pursuant to the Voting Agreement dated February 20, 2002, as amended March 1, 2002, January 31, 2003, March 12, 2003 and February 24, 2004:

        1) Mariner;

        2) Mr. Mark W. Blackman, a member of our Board of Directors;

        3) Lionshead Investments;

        4) Mr. John N. Blackman, Jr., a member of our board of Directors, as co-trustee of the Blackman Co-Trust (with the approval of his spouse as co-trustee of Blackman Co-Trust); and,

        5) Mr. Robert G. Simses, a member of our Board of Directors, as trustee of 2000 FIT and Foundation and as co-trustee of CLAT and CLUT (with the approval of First Union National Bank n/k/a Wachovia Bank, N.A. as co-trustee of CLAT and CLUT)

have agreed to certain matters as described below with respect to the shares held by Mr. Mark W. Blackman, Lionshead Investments, Blackman Co-Trust, 2000 FIT, Foundation, CLAT and CLUT. Additional information concerning the 3,204,171 total shares held by Mr. Mark W. Blackman, Lionshead Investments, Blackman Co-Trust, 2000 FIT, Foundation, CLAT and CLUT (the "Voting Shares") is contained above under the captions "Security Ownership of Certain Beneficial Owners" and "Security Ownership of Management." Mr. Mark W. Blackman, Mr. John N. Blackman, Jr. (together with Lionshead Investments) and Mr. Robert G. Simses are referred to below as the three "Participating Shareholders" under the Voting Agreement.

        Voting. By entering into the Voting Agreement, the Participating Shareholders authorized Mariner, with the approval of any two of the three Participating Shareholders, to vote all Voting Shares at all shareholder meetings and adjournments thereof or on any action or approval by written consent of the Company's shareholders. If any two of the three Participating Shareholders fail to approve a vote by Mariner on any matter, Mariner will not vote on that matter, but (except as set forth below) Mariner's not voting with respect to any matter as a result of the provisions of the Voting Agreement will not entitle the Participating Shareholders to instead vote their respective Voting Shares on that matter. However, for matters involving 1) the merger or consolidation of the Company, 2) the sale of all or substantially all of the Company's assets, 3) the Company's dissolution and/or liquidation and 4) any recapitalization or stock offering of the Company (each, a "Significant Event"), if any two of the three Participating Shareholders fail to approve a vote by Mariner on a Significant Event, Mariner will not vote on that matter, but Participating Shareholders may instead vote their respective Voting Shares regarding the Significant Event.

        Nominations to the Board of Directors. Under the Voting Agreement as amended, Mariner can nominate three candidates for election to the Company's Board of Directors, each Participating Shareholder is entitled to nominate one candidate and the Chief Executive Officer of the Company is entitled to nominate three candidates for a total of nine nominees. Provided that they are legally qualified to serve as Directors, Mariner is obligated to vote the Voting Shares in favor of the Participating Shareholders' nominees. For this Annual Meeting, Mariner has nominated Messrs. William J. Michaelcheck, William D. Shaw, Jr., and George R. Trumbull, III; the Participating Shareholders have nominated Messrs. John R. Anderson, Glenn Angiolillo and Robert G. Simses; and, the Chief Executive Officer has nominated Messrs. John T. Baily, David E. Hoffman and David W. Young. The Nominating Committee recommended to the Board that each of these candidates be nominated for election to the Board at the Annual Meeting and the Board of Directors nominated all of these candidates for election to the Board.

        Option. The Voting Agreement also gives Mariner the right to purchase up to 1,800,000 shares of our Common Stock from the Participating Shareholders. The option exercise price per share is based on the date the option is exercised. At the time the Voting Agreement was signed, the option exercise price was $19.00, with the exercise price increasing $0.25 per share every three months, subject to deduction for dividends paid. The current exercise price is $20.70 per share. Generally, Mariner's option will expire 30 days after the termination of the Voting Agreement. However, if the Voting Agreement is terminated prior to February 15, 2007 by unanimous written notice from the Participating Shareholders, then the option will continue in full force and effect until the close of business on February 15, 2007, unless the termination was due to gross negligence or willful misconduct by Mariner that causes or is reasonably likely to cause direct, substantial and provable damage to NYMAGIC, in which case the option will terminate concurrently with the termination of the Voting Agreement.

        Transferability of the Option The option granted to Mariner is not transferable except in the following instances, with the assignee agreeing to be bound to the Voting Agreement. Mariner is permitted to assign the option, in whole or in part, to any one or more of William J. Michaelcheck, William D. Shaw, Jr., George R. Trumbull, III and A. George Kallop or any other individual employed by or acting as a consultant for Mariner in connection with NYMAGIC. With the written consent of at least two Participating Shareholders, Mariner or any assignee as described above is permitted to assign the option, in whole or in part, to any one or more other persons. On April 4, 2002, Mariner entered into an agreement with each of William D. Shaw, Jr., our Vice Chairman, and A. George Kallop, our Executive Vice President and Chief Operating Officer, whereby Mariner agreed to hold a portion of the option covering 315,000 shares of NYMAGIC as nominee for each of Mr. Shaw and Mr. Kallop.

        Termination. The Voting Agreement will terminate upon the earliest to occur of: February 15, 2007; the merger or consolidation of NYMAGIC into another corporation; the sale of all or substantially all its assets or its dissolution and/or its liquidation; immediately upon the resignation of Mariner; or upon written notice of termination to Mariner from all of the Participating Shareholders.

        Subject to the Company's By-Laws, any Participating Shareholder may, acting reasonably, at any time and from time to time replace any Director nominated by him or nominate a successor and Mariner is obligated to use reasonable efforts to elect and vote the Voting Shares in favor of the Participating Shareholder's replacement Director or successor. Mariner may not without the consent of a Participating Shareholder, vote the Voting Shares to remove a Director nominated by that Participating Shareholder. Additional information concerning all nominees to the Board of Directors is provided above under the caption "Proposal No. 1:
Election of Directors."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company had gross premiums of $9.4 million in 2003,  written through
I. Arthur Yanoff & Co, Ltd. and Yanoff South Inc., insurance brokerages at which Glenn R. Yanoff, a Director of the Company, is a vice president and insurance underwriter. In connection with the placement of such business, gross commission expenses of $1,526,000 were incurred by the Company on these transactions. The Company believes that the terms of the foregoing transactions are not less favorable than could be obtained by the Company from unrelated parties on an arms-length basis.

        The Company entered into an investment management agreement with Mariner effective October 1, 2002 that was amended and restated on December 6, 2002 (the "Investment Management Agreement"). Under the terms of the Investment Management Agreement, Mariner manages the Company's investment portfolio. Fees to be paid to Mariner are based on a percentage of the investment portfolio as follows:
..20% of liquid assets, .30% of fixed maturity investments and 1.25% of limited partnership (hedge fund) investments. William J. Michaelcheck, a Director of the Company, is Chairman, Chief Executive Officer and majority shareholder of Mariner. George R. Trumbull, III, Chairman, Chief Executive Officer and a Director of the Company, A. George Kallop, Executive Vice President and Chief Operating Officer and a Director of the Company, and William D. Shaw, Jr., Vice Chairman and a Director of the Company, are also associated with Mariner. Investment fees incurred under the Investment Management Agreement with Mariner were $1,753,021 in 2003. The Company believes that the terms of the foregoing transactions are not less favorable than could be obtained by the Company from unrelated parties on an arms-length basis. The investment management fees paid to Mariner were arrived at through negotiations between the Company and Mariner. All then current Directors participated in the discussion of the Investment Management Agreement. In accordance with the Company's conflict of interest policy, the Investment Management Agreement was approved by an independent committee of the Company's Board of Directors, which consisted of all Directors who were neither Mariner affiliates nor Participating Shareholders under the Voting Agreement.

        In 2003, the Company entered into a limited partnership hedge fund agreement with a Mariner affiliated company. In 2003, the Company made an investment of $11.0 million, representing a 100% interest, into this limited partnership hedge fund, which is consolidated in the Company's financial statements. This hedge fund invests in collateralized debt obligations. Under the provisions of the agreement, the Mariner affiliated company is entitled to 50% of the net profit realized upon the sale of certain collateralized debt obligations held by the Company. Investment expenses incurred and payable under this agreement at December 31, 2003 amounted to $3,176,643 and were based upon the fair value of those securities held and sold during 2003. The partnership agreement also provides for other fees payable to the manager based upon the operations of the hedge fund. There were no other fees incurred through December 31, 2003. The Company cannot withdraw funds from this limited partnership for a minimum period of three years without the consent of the hedge fund manager. The Company believes that the terms of the foregoing transactions are not less favorable than could be obtained by the Company from unrelated parties on an arms-length basis.

        As of December 31, 2003 the Company held $13 million in limited partnership interests in hedge funds, which are managed by Mariner.

         In accordance with the terms of the letter agreement between Mariner and Mr. Kallop dated April 4, 2002, he is entitled to receive 15% of total fees paid by the Company to Mariner as compensation in consideration of services provided to Mariner relating to NYMAGIC. In 2003, Mr. Kallop received $227,029 from Mariner, of which $46,977 was attributable to services rendered in 2002. In addition, he was paid $26,646 in 2004 for services rendered in 2003.

        In accordance with the terms of the letter agreement between Mariner and Mr. Shaw dated April 4, 2002, he is entitled to receive 35% of total fees paid by the Company to Mariner as compensation in consideration of services provided to Mariner in connection with the Investment Management Agreement. He is further entitled to 15% of total fees paid by the Company to Mariner for the management of fixed income securities under the Investment Management Agreement. In 2003 Mr. Shaw received $459,739 from Mariner of which $114,247 was attributable to services rendered in 2002. In addition, he was paid $76,646 in 2004 for services rendered in 2003.

        The Company provided Mr. Shaw, who is our Vice Chairman, a bonus in March 2004 consisting of $83,000 in cash and 3,900 shares of Common Stock in consideration of his management contributions to the Company in 2003. The Common Stock component of Mr. Shaw's bonus is subject to shareholder approval of the NYMAGIC, INC. 2004 Long-Term Incentive Plan. If it is not approved, the cash portion of Mr. Shaw's bonus will be increased by $42,000.

        Our Chairman and Chief Executive Officer, George R. Trumbull, III, who is a shareholder of Mariner, was paid $494,000 in 2004 by Mariner as a distribution of fees earned in connection with the Investment Management Agreement in 2003.

                 PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG LLP, the independent public accountants engaged as the principal accountants to audit the Company's financial statements for the fiscal year ended December 31, 2003, has been extended an offer to continue as the Company's independent public accountants for the fiscal year ending December 31, 2004. The Company's Board of Directors, following the recommendation of the Audit Committee, recommends that shareholders ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004. If the shareholders do not ratify the appointment of KPMG LLP, the selection of independent public accountants will be reconsidered by the Audit Committee.

                         PRINCIPAL ACCOUNTING FIRM FEES

        Aggregate fees billed for the fiscal years ended December 31, 2003 and 2002 by our principal accounting firm, KPMG LLP were as follows:



                                                                  Fiscal Year Ended
                                                                    December 31,

                                                                2003                2002
                                                                ----                ----

           Audit fees ............................            $436,073            $324,500
           Audit-related fees (a) ................            $ 25,000            $ 20,000
                                                         ----------------     ----------------
           Total audit and audit-related fees.....            $461,073            $344,500
           Tax fees (b) ..........................            $117,460            $ 95,300
           All other fees (c) ....................            $ 10,000            $  8,000
                                                         ----------------     ----------------
           Total .................................            $588,533            $447,800

_________________
(a) Audit-related fees include amounts billed to us for services rendered in connection with certain agreed upon procedures for the Company's administration of insurance pools.
(b) Tax fees include amounts billed to us primarily for tax planning and consulting, tax compliance and preparation and review of federal, state and local tax returns.
(c) All other fees include amounts billed to us in respect of actuarially-oriented services that would not impair the independence of the independent auditor.

                       AUDIT COMMITTEE PRE-APPROVAL POLICY

        In accordance with our Audit Committee charter, all audit and non-audit services performed for us by our independent accountants were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

        Our Audit Committee charter provides that the Audit Committee must pre-approve any permissible non-audit services performed by the independent accountants, including tax services; provided, however, that that the Chairman of the Audit Committee has the authority to pre-approve any permissible non-audit service that is individually estimated to result in an amount of fees up to and including $10,000, when, in the exercise of the Chairman's discretion, he or she does not believe it necessary or appropriate to convene the Audit Committee to approve such non-audit service fees.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                 THIS PROPOSAL.

        Representatives of KPMG LLP will be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

                 PROPOSAL NO. 3: APPROVAL OF THE ADOPTION OF THE
                   NYMAGIC, INC. 2004 LONG-TERM INCENTIVE PLAN

        The Company's shareholders are also being asked to approve the NYMAGIC, INC. 2004 Long-Term Incentive Plan (the "2004 Plan"). The 2004 Plan is the successor equity incentive plan to the Company's 1991 Stock Option Plan (the "1991 Plan") and the Company's 2002 Nonqualified Stock Option Plan (the "2002 Plan"). As of April 12, 2004, there were approximately 141,452 and 22,050 shares of Common Stock available for issuance under the 1991 Plan and the 2002 Plan, respectively.

        Equity incentives continually have been a significant component of compensation for our Directors, officers and employees. We believe that this practice has enabled the Company to attract and retain the highly qualified and experienced individuals that it continues to require. By linking Directors, officers and employees' compensation to corporate performance, their reward is related directly to the Company's success. We believe the use of equity incentives increases motivation to improve shareholder value.

        The Board of Directors adopted the 2004 Plan on February 26, 2004, subject to shareholder approval. The affirmative vote of the holders of a majority of the shares voting in favor of or against this proposal at the Annual Meeting will be required to approve the 2004 Plan. Below is a summary of the principal provisions of the 2004 Plan and its operation. A copy of the 2004 Plan is set forth in full in Appendix B to this Proxy Statement, and the following description of the 2004 Plan is qualified in its entirety by reference to that appendix.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
    THIS PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND VOTING ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

        General. Directors, officers, employees and consultants of the Company and its subsidiaries may be granted common stock, options to purchase shares of Common Stock (both incentive stock options, or ISOs, and non-ISOs, though only employees may receive ISOs), stock appreciation rights, restricted stock units, deferred shares and performance units under the 2004 Plan. Following the Annual Meeting, if all nominees for Director are elected, the Company will have eight non-employee Directors and approximately one hundred employees eligible to receive awards under the 2004 Plan.

        A maximum of 450,000 shares of Common Stock may be made the subject of grants under the 2004 Plan. No Director, officer, employee or consultant may be granted options with respect to more than 450,000 shares of Common Stock; however, that number of shares may be adjusted in the event of certain changes in the capitalization of the Company. The closing sale price of Common Stock as reported on the New York Stock Exchange on April 12, 2004, was $26.60 per share.

        The 2004 Plan will be administered by a committee of at least three Directors (the "Committee"), each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee will have authority, subject to the terms of the 2004 Plan, to determine when and to whom to make grants under the plan, the type of award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the 2004 Plan and awards.

        Options. Options granted under the 2004 Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs, provided that ISO treatment will not be available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

        SARs. A share appreciation right generally permits a participant who receives it to receive, upon exercise, cash and/or shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

        Exercise Price for Options and SARs. The per share purchase price under each option or SAR granted shall be established by the Committee at the time the option is granted. However, the per share purchase price for non-ISOs shall not be less than 85% of the fair market value (generally, the current price reflected in trading on the New York Stock Exchange, which is our principal trading market) of a share of Common Stock on the date the option is granted. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the award for participants who own more than ten percent of our shares on the grant date. For ISOs granted to other participants and for options intended to be exempt from Code section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying shares on the grant date.

        Exercise of Options and SARs. Each option granted pursuant to the 2004 Plan shall be for such term as determined by the Committee; provided, however, that no option shall be exercisable sooner than one year nor more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company's outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder's termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Committee approves.

        In the event of the death or permanent disability of the option holder, the option may be exercised by the holder (or the holder's estate, as the case may be), for a period as provided for in the agreement evidencing the option grant, but in no case later than the termination date of the option. The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.

        Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the 2004 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares after certain vesting requirements are met, and may grant unrestricted shares as to which the participant's interest is immediately vested. For restricted awards, the 2004 Plan provides the Committee with discretion to determine the terms and conditions under which a participant's interests in such awards becomes vested. The 2004 Plan provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.

        Whenever shares are released pursuant to these awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company's shareholders received between the date of the award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company's shareholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company's shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

        Performance Awards. The 2004 Plan authorizes the Committee to grant performance-based awards in the form of performance units that the Committee may, or may not, designate as "Performance Compensation Awards" that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance awards are payable in shares, cash, or some combination of the two; subject to an individual participant limit of $1,000,000 and 450,000 shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

        With respect to Performance Compensation Awards, the 2004 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code section 162(m).

        Under the 2004 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

       Income Tax Withholding. As a condition for the issuance of shares pursuant to awards, the 2004 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

        Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.

        Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2004 Plan but as to which no awards have yet been granted or that have been returned to the 2004 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under the 2004 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted awards pursuant to the 2004 Plan.

        In addition, in the event of a Change in Control (as defined in the 2004
Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation;
(ii) accelerate the vesting of awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued upon exercise of an award shall lapse as to the shares subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards.

        Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2004 Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant's termination.

        In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

        Term of the 2004 Plan; Amendments or Termination. The Board of Directors of the Company has the power to terminate, amend, alter, suspend, or discontinue the 2004 Plan at any time. If the Board of Directors does not take action to earlier terminate the 2004 Plan, it will terminate on February 25, 2014. Certain amendments may require the approval of the Company's shareholders. No amendment, suspension, or termination of the 2004 Plan shall materially and adversely affect awards that previously had been granted without the written consent of the holders of those awards unless it relates to an adjustment pursuant to certain transactions that change the Company's capitalization or it is otherwise mutually agreed between the participant and the Committee. Notwithstanding the foregoing, the Committee may amend the 2004 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

        Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2004 Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

        Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:

        Non-ISOs. A participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a "disqualifying disposition" occurs and (i) the participant recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

        Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant will recognize ordinary income in an amount equal to the value of any cash or shares that the participant receives.

        Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income recognition to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income recognition to the date of an award, a participant will recognize ordinary income equal to the value of any cash or unrestricted shares that the participant receives at the time such award is no longer subject to forfeiture. The same tax consequences apply to performance awards and awards of unrestricted shares.

        Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Code section 162(m) in certain circumstances. The 2004 Plan is designed to permit awards that qualify as performance-based compensation for this purpose.

        New Plan Benefits. The following table provides information about awards of Common Stock that have already been granted to the following individuals under the 2004 Plan, subject to its approval by shareholders at the Annual
Meeting:



                                NEW PLAN BENEFITS
                   NYMAGIC, INC. 2004 Long-Term Incentive Plan

-----------------------------------------------------------------------------------------------------
        Name and Prinicpal Position                  Dollar Value (1)         Number of Shares
        ---------------------------                  ----------------         ----------------
-----------------------------------------------------------------------------------------------------
George R. Trumbull, III                                  $143,000                   5,500
Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------------------
A. George Kallop                                         $101,400                   3,900
Executive Vice President
-----------------------------------------------------------------------------------------------------
William D.  Shaw, Jr., Vice Chairman                     $101,400                   3,900
-----------------------------------------------------------------------------------------------------
Thomas J. Iacopelli                                      $20,800                     800
Senior Vice President, Chief Financial Officer and
Treasurer
-----------------------------------------------------------------------------------------------------
Executive Group                                          $366,600                  14,100
-----------------------------------------------------------------------------------------------------
Non-Executive Director Group                             $101,400                   3,900
-----------------------------------------------------------------------------------------------------
Non-Executive Officer Employee Group                       -0-                       -0-
-----------------------------------------------------------------------------------------------------

(1) The dollar value of these grants is equal to the fair market value of the Common Stock, $26.00 per share based on its closing price on February 26, 2004.


                 PROPOSAL NO. 4: APPROVAL OF THE ADOPTION OF THE
                   NYMAGIC, INC. EMPLOYEE STOCK PURCHASE PLAN

        The NYMAGIC, INC. Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors in April, 2004 to become effective upon the date that the ESPP is approved by a majority of the votes cast on this proposal at the Annual Meeting. The ESPP will allow eligible employees of the Company and its designated affiliates to purchase, through payroll deductions, shares of Common Stock of the Company. Below is a summary of the principal provisions of the ESPP and its operation. A copy of the ESPP is set forth in full in Appendix C to this Proxy Statement, and the following description of the ESPP is qualified in its entirety by reference to that appendix.

        The ESPP is designed to retain and motivate the employees of the Company and its designated affiliates by encouraging them to acquire ownership in the Company on a tax-favored basis. In particular, the ESPP is intended to be an "employee stock purchase plan" within the meaning of Code Section 423 ("Section 423"), which allows an employee to defer recognition of taxes when purchasing common shares under such a purchase plan. The Company has reserved 50,000 shares of Common Stock for issuance under the ESPP.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
    THIS PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND VOTING ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

        Administration. The ESPP will be administered by the Board of Directors or a committee (the "Committee") appointed from time to time by the Board of Directors. All members of the Committee will serve at the discretion of the Board of Directors. The Board of Directors or the Committee, if one has been appointed, is vested with full authority to construe, interpret, and apply the terms of the ESPP, to determine eligibility, to adjudicate all disputed claims under the ESPP, to adopt, amend and rescind any rules deemed appropriate for the administration of the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP. Determinations by the Board of Directors or the Committee, as to the interpretation and operation of the ESPP, will be final and conclusive.

        Offering Periods And Purchase Dates. Under the ESPP, four quarterly offerings (each, an "Offering") of shares of the Company's Common Stock will be made each year. Generally, each Offering is of three months duration beginning January 1, April 1, July 1, and October 1 of each year. However, the first Offering will begin on or after July 1, 2004 and will end on the last day of the calendar quarter in which the first Offering begins. The Committee or the Board of Directors may change the period associated with future Offerings to up to 27 months, without shareholder approval.

        Eligibility. All employees of the Company and its designated subsidiaries (including designated related entities, for sub-plans) except the Chief Executive Officer and the Chief Operating Officer will be eligible to participate in the ESPP, persons whose customary employment is less than twenty hours per week or five months or less per year, and persons who have been employed by us for less than seven months on the first day of the purchase period. Persons who are deemed for purposes of Section 423(b)(3), to own shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock or shares of a subsidiary will be ineligible to participate in the ESPP. In addition, if an option granted pursuant to the ESPP would permit a person's rights to purchase shares of Common Stock to accrue at a rate that exceeds $25,000 of the fair market value of such Common Stock, such person will not be eligible to participate in the ESPP. In addition, the Board of Directors or the Committee, in its sole discretion, may permit Company directors, the Chief Executive Officer, the Chief Operating Officer, employees who are 5% or more stockholders, and independent contractors to participate in certain sub-plans which are not designed to qualify as Section 423 plans. As of April 12, 2004, the Company and its designated affiliates had no directors or independent contractors and approximately 100 employees who were eligible to participate in the ESPP.

        Participation. Eligible employees may elect to participate in one or more of the Offerings, by electing to make payroll deductions during the Offering. The amount of the payroll deductions must not exceed a percentage (initially 20%) of the participant's annual compensation that the Board of Directors or the Committee establishes from time to time, and a participant may not purchase more than 300 shares of Common Stock during an Offering, subject to both adjustment for capital changes and to the discretion of the Board of Directors or the Committee to revise this number for any Offering before it commences. All sums deducted from the regular compensation of participants will be credited to a share purchase account established for each participant on the Company's books, but prior to use of these funds for the purchase of shares of the Company's Common Stock in accordance with the ESPP, the Company may use these funds for any valid corporate purpose. The Company will not be under any obligation to pay interest on funds credited to a participant's stock purchase account in any event.

        Price. The price per Common Share sold under the ESPP during an Offering will be 85% (or more if the Board of Directors or the Committee so provides before an Offering begins) of the lower of the closing price of the Company's shares on the New York Stock Exchange on the first day of such Offering or that of the last day of such Offering. Each participating employee will receive an option, effective on the first day of the Offering, to purchase shares of Common Stock on the last day of the Offering. The number of shares which a participant may purchase under the option during each Offering will be the quotient of the aggregate payroll deductions in the Offering authorized by the participant, and not withdrawn, divided by the applicable purchase price.

        Purchase of Shares. A participant's option to purchase Common Stock pursuant to the ESPP will be automatically exercised on the last day of each applicable Offering. Before that date, a participant may terminate his or her participation in the ESPP by providing written notice to the Company or its designated broker at least five days prior to the last day of the Offering. A participant who terminates his or her participation in the ESPP during an Offering will receive a refund of his or her ESPP contributions. If a participant fails to work at least twenty hours per week during an Offering, the participant shall be deemed to have terminated his or her participation in the ESPP. A participant who sells Shares purchased through the Plan, will be automatically withdrawn from the current Purchase Period, and will not be eligible to participate in the next four Purchase Periods. Other than terminating his or her participation in the ESPP altogether, once an Offering begins, a participant may not increase or decrease how much he or she has elected to contribute to the ESPP during the Offering (unless the Board of Directors or the Committee provides for such before the Offering begins).

        Transferability.   Options   under   the  ESPP  may  not  be   assigned,
transferred, pledged, or otherwise disposed of except by will or in accordance with the laws of descent and distribution.

        Employment Termination. If a participant's employment terminates for any reason, his or her payroll deductions or contributions will be refunded, and the participant will have up to thirty days to transfer Common Stock from the ESPP to himself or herself, a designated beneficiary, or a broker. If the participant's shares of Common Stock are not so transferred, a share certificate will be issued and mailed to the participant.

        Amendment or Termination of the ESPP. The Company's Board of Directors may at any time amend or terminate the ESPP, subject to shareholder approval to the extent the Board of Directors or the Committee determines that such approval is appropriate, for example, to conform the Plan with Section 423 of the Code (currently, for example, the approval of the shareholders of the Company is required to increase the number of common shares authorized for purchase under the ESPP or to change the class of employees eligible to receive options under the ESPP, other than to designate additional affiliates as eligible subsidiaries for the ESPP).

        Change in Company Capital Structure. If there is any change in the shares of the Company as a result of a merger, consolidation, reorganization, recapitalization, declaration of stock dividends, stock split, combination of shares, exchange of shares, change in corporate structure, or similar event, appropriate adjustments will be made to the class and number of shares that the ESPP may issue, the class and number of shares each participant may purchase, and the class and number of shares and the price per share under each outstanding purchase right.

        U.S. Federal Income Tax Consequences. No taxable income will be recognized by a participant until the sale or other disposition of the shares of Common Stock acquired under the ESPP. At that time, a participant generally will recognize ordinary income and capital gains. When the shares are disposed of by a participant two years or more after the beginning of the Offering in which the shares were purchased, he or she will recognize ordinary income equal to the lesser of (i) the excess of the Fair Market Value of the shares on the purchase date over the purchase price (the "Discount") or (ii) the excess of the Fair Market Value of the shares at disposition over the purchase price. When shares are disposed of after less than two years (in what is known as a "disqualifying disposition"), the participant must recognize ordinary income in the amount of the Discount, even if the disposition is a gift or is at a loss. In the event of a participant's death while owning shares acquired under the ESPP, ordinary income must be recognized in the year of death as though the shares had been sold.

        In the cases discussed above (other than death), the amount of ordinary income recognized by a participant is added to the purchase price paid by the participant, and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares. Additional gain, if any, will be short-term or long-term capital gain depending on whether the holding period is 12 months or less, or more than 12 months.

        Net capital gains from the disposition of capital stock held more than 12 months are currently taxed at a maximum federal income tax rate of 15% and net capital gains from the disposition of stock held not more than 12 months is taxed as ordinary income (maximum rate of 35%). However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 15% for net capital gains and 35% for ordinary income.

        The Company is entitled to tax deductions for shares issued under the ESPP only in the event of disqualifying dispositions. For disqualifying dispositions, the Company is allowed a deduction to the extent of the amount of ordinary income includable in gross income by such participant for the taxable year as a result of the premature disposition of the shares. The ESPP will not meet the requirements in Section 162(m) of the Internal Revenue Code of 1986, which means that there may be no Company deductions for disqualifying dispositions by the Company's Chief Executive Officer and four most highly paid other executive officers.


                                  OTHER MATTERS

        NYMAGIC knows of no matters other than those described above that may come before the Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, NYMAGIC intends that the proxyholders will vote your shares in accordance with their best judgment.

        The Company obtained an insurance policy which insures the Directors and officers of the Company and its subsidiaries against certain liabilities that they may incur in the performance of their duties, and insures the Company against obligations to indemnify such persons against such liabilities. The policy, effective May 31, 2003 through May 31, 2004, is underwritten by Great American Insurance Company at a premium of $382,857. The foregoing information is provided to shareholders of the Company pursuant to Section 726(d) of the New York Business Corporation Law.


          SUBMISSION OF SHAREHOLDER PROPOSALS AND DISCRETIONARY VOTING

        Your eligibility as a shareholder to submit proposals, the proper subject of such proposals and other issues governing shareholder proposals, are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement and proxy card relating to NYMAGIC's annual meeting of shareholders to be held in 2005, shareholder proposals must be received no later than December 27, 2004. If we do not receive notice of any matter to be considered for presentation at the 2005 annual meeting, although not included in the proxy statement, by March 15, 2005, management proxies may confer discretionary authority to vote on the matters presented at the 2005 annual meeting by a shareholder in accordance with Rule 14a-4 under the Exchange Act. All shareholder proposals should be delivered to the attention of: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, NY 10022.

        Each proposal submitted should include the full and correct name and address of the shareholder(s) making the proposal, the number of shares beneficially owned and their date of acquisition. If beneficial ownership is claimed, proof thereof also should be submitted with the proposal. The shareholder or the shareholder's representative must appear in person at the annual meeting and must present the proposal, unless the shareholder can show good cause for not doing so.


                                  ANNUAL REPORT

A copy of our Annual Report to Shareholders is being provided to each of our shareholders with this Proxy Statement. Additional copies may be obtained by writing to: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, NY 10022.


                                                   BY ORDER OF THE BOARD OF

                                                   DIRECTORS OF NYMAGIC, INC.

                                                   Paul J. Hart
                                                   Senior Vice President,
                                                   General Counsel and Secretary

April 23, 2004

                                                                      Appendix A


                                  NYMAGIC, INC.

                                 AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                     CHARTER


Mission Statement
-----------------

        The Audit Committee ("Committee") shall assist the Board of Directors of the Company ("Board") in fulfilling its oversight responsibilities regarding financial reports and financial controls of the Company. In discharging that role, the Committee shall review the Company's financial reporting process, its system of internal controls regarding accounting, legal and regulatory compliance and ethics that management or the Board, as the case may be, have established and the internal and external audit processes of the Company. The Committee will endeavor to maintain effective working relationships with the Board, management, and the internal and external auditors. Each Committee member will maintain an understanding of the requirements of membership which are necessary to meet and fulfill Committee responsibilities.

Organization
------------

The Board shall arrange that:

1. The Committee shall be comprised of at least three members of the Board, each of whom must meet the independence criteria set forth in the Sarbanes-Oxley Act of 2002, the regulations issued pursuant thereto, and such rules as promulgated from time to time by the New York Stock Exchange at all times during his or her tenure on the Committee. No member of the Committee may, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board,

             (a) accept, directly or indirectly(1), any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or

             (b) be an affiliated(2) person of the Company or any of its subsidiaries.


___________________________
1 Payments by the Company of the following sort will be deemed to constitute indirect acceptance of compensatory payments and accordingly will render a member of the Board ineligible for service on the Committee: (a) payments to an entity in which the member is a partner, member, officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the Company) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company or any of its subsidiaries; and (b) payments to the member's spouse, minor child or stepchild or adult child or stepchild sharing the member's home.

 2 An "affiliated person" or "affiliate" of a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person. The term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether

2. All members of the Committee should possess, at a minimum, basic financial literacy, as such qualification is interpreted by the Board, or acquire such literacy within a reasonable period of time from joining the Committee. At the present time, the Board interprets "financial literacy" to mean the ability to read and understand audited and unaudited consolidated financial statements (including the related notes) and monthly operating statements of the sort released or prepared by the Company, as the case may be, in the normal course of its business. The Chair of the Committee shall be available, capable, qualified and competent in dealing with financial and related issues.

3. At least one member of the Committee shall be an "audit committee financial expert" who shall have all of the following attributes:

        o an understanding of generally accepted accounting principles and financial statements;

        o the ability to assess the general application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves;

        o experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience in actively supervising one or more persons engaged in such activities;

        o       an  understanding  of  internal   controls  and  procedures  for
                financial reporting; and

        o       an understanding of the audit committee function.


        An audit committee financial expert may have acquired these attributes through:


        o education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

        o experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

        o experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

        o       other relevant experience.

________________________________________________________________________________
through the ownership of voting securities, by contract, or otherwise. A person who is not an executive officer of the specified person and is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of a specified person will be deemed not to be in control of the specified person, and an executive officer, general partner or managing member of an affiliate, or a director who is also is an employee of an affiliate, shall be deemed also to be an affiliate.

A Committee member who sits on the board of directors of both the Company and an affiliate of the Company is exempt from the "affiliated person" requirement if the Committee member, except for being a director on each such board of directors, otherwise meets the independence requirements described in clauses
(a) and (b) for both the Company and the affiliate, including the receipt of only ordinary-course compensation for serving as a member of the board of directors, audit committee or any other board committee of the Company or the affiliate.

4. No director shall be appointed to the Committee who is currently serving on the audit committees of two or more other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee and such determination is disclosed in the Company's annual proxy statement.

5. The members of the Committee shall be designated by the Board at the annual meeting of the Board to serve until the next annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is designated by the Board, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

6. Committee meetings shall be held not less than quarterly, usually in conjunction with the Company's regular quarterly Board meetings. The Committee may choose to meet more frequently, if needed.


Roles and Responsibilities
--------------------------

        The Committee's responsibility is oversight, and it and the Board recognize that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Committee recognizes that financial management, the internal audit staff, and the external auditors, have more knowledge and more detailed information about the Company than do the members of the Committee. Consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification of the financial statements prepared by management or the audit work performed by the internal or external auditors.

        In this regard, the following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under any particular set of circumstances.


Financial Reporting
-------------------

 The Committee shall:

1. Review with management and the external auditors any financial statement issues and the results of the audit.

2.      Review   management's   disposition   of  proposed   significant   audit
        adjustments as identified by the external auditors.

3.      Inquire  into  the  fairness  of  the  statements  and   disclosures  by
        requesting explanations from management and from the internal and external auditors on whether:

        o Generally accepted accounting principles have been consistently applied.

        o       There are any significant or unusual events or transactions.

        o The Company's financial and operating controls are functioning effectively.

        o       The  Company's   financial   statements   contain  adequate  and
                appropriate disclosures.

4. Review with the external auditors their views as to the quality of the Company's accounting principles and financial reporting practices.

5. Review and discuss with management and the external auditors the Company's annual audited financial statements and recommend to the Board the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K.

6. Prior to the Company's filing of each Annual Report on Form 10-K and Quarterly Report on Form 10-Q, review and discuss with management and the external auditors the content of such filing, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and review any exceptions to the certifications required of the Chief Executive Officer and Chief Financial Officer in connection with such filings. The Committee shall also discuss with the external auditors the matters required to be brought to the Committee's attention by Statement on Auditing Standards No. 61, as well as other matters that should be communicated to the Committee by the external auditors.

7. Discuss with management, prior to their dissemination, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, provided that, if it is not otherwise practicable for the entire Committee to review revisions to earnings guidance, such review may be performed by the Chairman of the Committee.

Internal Control
----------------

The Committee shall:

1. Review with management, as well as internal and external auditors, the Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

2. Require that the internal and external auditors and management keep the Committee informed about any significant fraud, illegal acts, or deficiencies in internal control, and similar significant matters.

3. Create an opportunity that significant findings and recommendations made by the internal and external auditors can be received and discussed on a timely basis.

4. Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.

5. Inquire as to the extent to which internal and external auditors review computer systems and applications and the security of such systems and applications.


Internal Audit
--------------

1. The Committee shall review as often as it deems necessary but at least annually:

        o The annual audit plan, activities and organizational structure of the internal audit function.

        o       The  qualifications  of the internal  audit  function  and, when
                necessary,   participate   in  the   appointment,   replacement,
                reassignment, or dismissal of the Company's internal auditor.

        o       The effectiveness of the internal audit function.

2. The Committee shall also review periodically as it deems appropriate the reports prepared by the internal audit staff and management's responses to such reports.

External Audit
--------------

1.      The Committee shall review:

        o       The external auditors' proposed audit scope and approach.

        o       The performance of the external auditors.

2. The Committee shall have the direct responsibility for and the sole authority to engage, compensate, oversee, retain and terminate the Company's external auditors (subject, where applicable, to shareholder ratification), including the resolution of any disagreements between management and the Company's external auditors regarding financial reporting. The Company shall provide appropriate funding (as determined by the Committee) for payment of compensation to the Company's external auditors.

3. The Committee must approve in advance any non-audit services performed by the Company's external auditors, including tax services; provided, however, that the Chairman of the Committee shall have the authority to approve in advance any non-audit service fees to the Company's external auditors up to and including the amount of $10,000, when in the exercise of his discretion he does not believe it necessary or appropriate to convene the Committee to approve such non-audit service fees. Notwithstanding the foregoing, the Company's external auditors may not provide the following services to the Company: bookkeeping or other services related to the accounting records or financial statements of the Company; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution in kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible. Any non-audit service approved by the Committee and performed by the Company's external auditors must be disclosed to investors in the Company's reports on Form 10-K and/or proxy statements for its annual meetings of shareholders.

4. The lead (or coordinating) audit partner and the audit review partner associated with the Company's external auditors must be changed at least every five years.

5. The Committee cannot engage external auditors to perform audit services for the Company if the Company's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or any person in an equivalent position was employed by such external auditors within one year preceding the initiation of the audit.

6. The Committee may not engage external auditors to perform audit services for the Company if the external auditors are otherwise not independent with respect to the Company in accordance with Rule 2-01 of Securities and Exchange Commission Regulation S-X (or any successor rule), any independence standards adopted by the Public Company Accounting Oversight Board and any other applicable standards.

7. The Committee shall, at least annually, use its best efforts to obtain and review a report from the external auditors addressing: (a) the auditors internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditors; (c) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors and any steps taken to deal with such issues; and (d) the independence of the external auditors, including a discussion of any relationships or services that may impact their objectivity and independence.


Other  Responsibilities
-----  ----------------

The Committee shall:

1. Meet at least quarterly, with the external auditors, Director of Internal Audit, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

2. Update the Board about Committee activities and make appropriate recommendations, as often as the Board deems appropriate.

3. Annually review and assess the continuing adequacy of this Charter and the performance of this Committee and its members and, if appropriate, recommend changes for the approval of the Board.

4. Prepare a report to shareholders to be included in the Company's proxy statements as required by the Securities and Exchange Commission.

5. Perform any other activities consistent with this Charter, the Company's Code of By-laws and governing law, as the Committee or the Board deems necessary, appropriate or desirable.

6. As appropriate, obtain advice and assistance from outside legal, accounting or other advisors without the necessity for prior authorization by the Board.

7. Establish policies for the hiring by the Company of present or former employees of the Company's external auditors.


Ethical, Legal and Regulatory Compliance
----------------------------------------

The Committee shall:

1. Review and assess at least annually the Company's Code of Business Conduct and Ethics (the "Policy Statement"), recommend changes in the Policy Statement as conditions warrant and confirm that management has established a system to monitor compliance with the Policy Statement by officers and relevant employees of the Company.

2. Review management's monitoring of the Company's compliance with the Policy Statement, and confirm that management has a review system in place to maximize the likelihood that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy applicable legal requirements.

3. Review, with the Company's counsel, legal and regulatory compliance matters including corporate securities trading policies.

4. Review, with the Company's counsel, any legal or regulatory matter that could have a significant impact on the Company's financial statements.

5. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.


Operations
----------

        The Committee shall conduct its operations in accordance with the procedures set forth in Article II of the Company's Amended and Restated By-Laws applicable to the operations of the Board, except to the extent that such procedures are modified on superseded by the terms of this Charter. The Committee shall have the authority to adopt such additional procedures for the conduct of its business as are not inconsistent with those referred to in the preceding sentence. Except as otherwise expressly provided herein, the Committee shall have no authority to delegate its responsibilities to any subcommittee.


General Limitations
-------------------


        The Board recognizes that the members of the Committee will discharge the foregoing oversight responsibilities by evaluating (a) reports given to them, (b) presentations made to the them and (c) other significant financial reporting decisions which are reported to them by management, internal auditors and external auditors. Within the bounds of sound business judgment and assessment, and to the extent permitted by the New York Business Corporation Law, each member of the Committee shall be entitled to rely on the integrity of the individuals and organizations from whom they receive such information. In discharging his or her duties as a member of the Committee, each member is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, that is prepared and presented by either (i) one or more officers or employees of the Company who the member reasonably believes to be reliable and competent in the matters presented or
(ii) legal counsel, external independent auditors or other persons as to the matters the member reasonably believes are within the person's professional or expert competence. The Committee may also retain independent counsel, accountants or others, as it deems appropriate. Furthermore, in fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not hold themselves out to be, accountants or auditors by profession or experts in the fields of accounting or auditing.

                                                                      Appendix B

                                  NYMAGIC, INC.

                          2004 LONG-TERM INCENTIVE PLAN


1.      Establishment, Purpose, and Types of Awards
        -------------------------------------------

        NYMAGIC, INC., a New York corporation (the "Company") hereby establishes an incentive compensation plan to be known as the "NYMAGIC, INC. 2004 Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors, and consultants for the Company and its Affiliates and to provide incentives and awards for superior performance.

        The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

           Section 6                  Options
           Section 7                  Share Appreciation Rights
           Section 8                  Restricted and Unrestricted Share Awards
           Section 9                  Deferred Share Units
           Section 10                 Performance Awards


The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.      Defined Terms
        -------------

        Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.      Shares Subject to the Plan
        --------------------------

        Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue is (i) 450,000 Shares for all Awards, and
(ii) 450,000 Shares for Awards in a form other than Options and SARs. These Shares may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

        Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.

4.      Administration
        --------------

        (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

        (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

        (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

                (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

                (ii) to determine, from time to time, the Fair Market Value of Shares;

                (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, renewed or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

                (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

                (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

                (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

                (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

        Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

        (a) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

        (b) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.      Eligibility
        -----------

        (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees), and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

        (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in
                Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

        (c) Limits on Awards. No Participant many receive Options and SARs that relate to more than 450,000 Shares. The Committee will adjust these limitations pursuant to Section 13 below.

        (d) Replacement Awards. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless either the new grant will not create any material financial expense for the Company or the Company's shareholders approve the grant itself or the program under which it is made pursuant to the Plan.

6.      Option Awards
        -------------

        (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

        (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

        (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

        (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:


                (i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

                (ii) Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 85% of the Fair Market Value per Share on the Grant Date.

                (iii) Named Executive Officers. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and
                        (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

                (iv) Repricing. The Committee may at any time unilaterally reduce the exercise price for any Option, but only if
                        (I) the reduction will not cause material financial expense for the Company, and (II) the Committee promptly provides a written notice to any Participant affected by the reduction.

        (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

        (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

        (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances, and conditions for exercisability contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

                (i)     cash or check payable to the Company (in U.S. dollars);

                (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

                (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

                (iv)    any combination of the foregoing methods of payment.

        The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

        (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

        The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

                (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 30 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

                (ii) Disability. In the event of termination of a Participant's Continuous Service as a result of his or her "disability" within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

                (iii) Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

                (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

                (v) Cause. If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

        (i) Reverse Vesting. The Plan Administrator in its discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Share Units having analogous vesting restrictions to the unvested Options.

        (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant's Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

7.      Share Appreciate Rights (SARs)
        ------------------------------

        (a)     Grants.   The  Committee  may  in  its  discretion  grant  Share
                Appreciation Rights to any Eligible Person, in any of the following forms:

                (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related
                        Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

                (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

                (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

        (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 85% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs (iii) and (iv) of Section 6(d) hereof.

        (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

        (d)     Effect  on  Available  Shares.  To  the  extent  that  an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the
                Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

        (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying:

                (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

                (ii) the number of Shares with respect to which the SAR has been exercised.

        Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

        (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

        (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

        (h) Repricing and Buy-out. The Committee has the same discretion to reprice and to buy-out SARs as it has to take such actions with respect to Options.


8.      Restricted and Unrestricted Share Awards
        ----------------------------------------

        (a) Grants. The Committee may in its discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted Shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine and which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

        (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested, but shall not in the absence of extraordinary circumstances provide for the vesting of these Awards at a rate more favorable to the Participant than with respect to 25% of the underlying Shares per year of Continuous Service after the date of the Award. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

        (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

        (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

        (e) Dividends payable on Vesting. Whenever Shares are issued to a Participant or duly-authorized transferee under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

        (f) Section 83(b) Elections. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to such Restricted Share Units (the "Section 83(b) Election"), the Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award.

        (g)     Deferral  Elections.  At any time  within the  calendar  year in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above. Notwithstanding the foregoing, Shares with respect to which a Participant makes a
                Section 83(b) ? Election shall not be eligible for deferral pursuant to Section 9 below.

9.      Deferred Share Units
        --------------------

        (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including Restricted Shares for which a Section 83(b) Election has not been made, and Shares subject to Restricted Share Units), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect five business days after its delivery to the Company, unless during such five business day period the Company sends the Participant a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence, Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form.

        (b) Vesting. Each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

        (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless:

                (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

                (ii) the Company has received the Participant's distribution election form either more than 90 days before a Change in Control, or more than one year before the date on which the Participant's Continuous Service terminates for any reason other than death, or before the Participant's death.

                Fractional shares shall not be issued, and instead shall be paid out in cash.

        (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

        (e) Hardship Withdrawals. In the event a Participant suffers an unforeseeable hardship within the contemplation of this Section 9(e), the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The Committee shall determine whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

        (f) Unsecured Rights to Deferred Compensation. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.     Performance Awards
        ------------------

        (a) Performance Units. The Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time. The maximum Performance Unit compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be 450,000 Shares and $1,000,000 in cash.

        (b) Performance Compensation Awards. The Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

        A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 50,000 Shares and $1,000,000 in cash.

        (c)     Definitions.

                (i) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

                (ii) "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

                (iii) "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

11.     Taxes
        -----

        (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the
                Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

        (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

        (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

        (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

12.     Non-Transferability of Awards
        -----------------------------

        (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 12.

        (b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that the Award may be transferred by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant's "Immediate Family" (as defined below), on such terms and conditions as the Committee deems appropriate. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
        ------------------------------------------------------------------------

        (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

        (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the discretion of the Committee to exercise any discretion authorized in the case of a Change in Control.

        (c) Change in Control. In the event of a Change in Control (or beforehand through an Award Agreement or modification of an Award Agreement), the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant
                (subject to the specific commitments made in any Award Agreement) with respect to his or her outstanding Awards, take one or more of the following actions:

                (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

                (ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) for any period that the Committee may authorize, at the end of which the Committee may provide for termination of any unexercised Options or SARs, as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; or

                (iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or,

                (iv) make such other adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

        Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

        (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.     Time of Granting Awards
        -----------------------

        The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15.     Modification of Awards and Substitution of Options
        --------------------------------------------------

        (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan and any Award Agreement, the Committee may modify an Award, to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award
                Agreement   or  whether  the  Option  or  SAR  is  at  the  time
                exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof.

        (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.

16.     Term of Plan
        ------------

        The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.     Amendment and Termination of the Plan
        -------------------------------------

        (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

        (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.     Conditions Upon Issuance of Shares
        ----------------------------------

        Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.     Reservation of Shares
        ---------------------

        The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.     Effective Date
        --------------

        This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company's shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.

21.     Controlling Law
        ---------------

        All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of New York, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.     Laws And Regulations
        --------------------

        (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Unrestricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

        (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans applicable to particular locations and countries.

23.     No Shareholder Rights
        ---------------------

        Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.     No Employment Rights
        --------------------

        The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

                                  NYMAGIC, INC.
                                  -------------

                          2004 LONG-TERM INCENTIVE PLAN
                          -----------------------------

                                   __________

                             Appendix A: Definitions

                                   __________

As used in the Plan, the following definitions shall apply:

"Affiliate" means any entity, including any "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.

"Applicable Law" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

"Award" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"Award Agreement" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

"Board" means the Board of Directors of the Company.

"Cause" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons:

        (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy;

        (ii) the  Participant's   commission  of  any  material  act  of  fraud,
             embezzlement, dishonesty or any other willful misconduct;

        (iii)the Participant's material unauthorized use or disclosure by the Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or

        (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

        The Committee shall in its discretion determine as to whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

"Change in Control" means any of the following:

(a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

(b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by Affiliates of the Company);

(c) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity that is not an Affiliate of the Company;

(d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person that is a stockholder of the Company on the Effective Date, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

(e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

"Code" means the U.S. Internal Revenue Code of 1986, as amended.

"Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of
Section 162(m) of the Code.

"Company" means NYMAGIC, INC., a New York corporation.

"Consultant" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

"Continuous Service" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

"Deferred Share Units" mean Awards pursuant to Section 9 of the Plan.

"Director" means a member of the Board, or a member of the board of directors of an Affiliate.

"Eligible Person" means any Consultant, Director or Employee and includes non-Employees to whom an offer ofemployment has been extended.

"Employee" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date (the "Determination Date") means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

"Grant Date" has the meaning set forth in Section 14 of the Plan.

"Incentive Share Option or ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

"Involuntary Termination" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in
Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the
Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

"Non-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

"Option" means any stock option granted pursuant to Section 6 of the Plan.

"Participant" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

"Performance Awards" mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

"Performance Compensation Awards" mean Awards granted pursuant to Section 10(b) of the Plan.

"Performance Unit" means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

"Plan" means this NYMAGIC, INC. 2004 Long-term Incentive Plan.

"Reporting Person" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

"Restricted  Shares" mean Shares  subject to  restrictions  imposed  pursuant to
Section 8 of the Plan.

"Restricted Share Units" mean Awards pursuant to Section 8 of the Plan.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

"SAR" or "Share Appreciation Right" means Awards granted pursuant to Section 7 of the Plan.

"Share" means an ordinary voting share of the Company, as adjusted in accordance with Section 13 of the Plan.

"Ten Percent Holder" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

"Unrestricted Shares" has the meaning set forth in Section 8 of the Plan.

                                                                      Appendix C

                                  NYMAGIC, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


The following constitute the provisions of the Employee Stock Purchase Plan of NYMAGIC, INC.

1.      Purpose
        -------

        The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention, but not the obligation, of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.      Definitions
        -----------

         (a)"Administrator" means (i) any person or committee to whom the Board delegates administrative discretion under the Plan, and (ii) the Board, which may exercise any and all administrative powers associated with the Plan.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d)"Common Stock" means shares of common stock, par value $1.00 per share, of the Company.

         (e) "Company" means NYMAGIC, INC., a New York corporation.

         (f)"Compensation"   means  the  sums  of  the  types  and   amounts  of
            compensation determined from time to time by the Administrator in its sole discretion to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code, including the equal treatment of Participants having the same employer corporation.

         (g)"Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

         (h)"Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

         (i)"Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation, or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's shareholders immediately prior thereto own less than 50% of the voting shares of beneficial interest of the Company (or its successor or parent) immediately thereafter.

         (j)"Designated Subsidiaries" means the Subsidiaries (or other entities with respect to sub-plans established under Section 20(d) hereof) that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (k)"Employee" means any person, including an Officer, whom the Company or one of its Designated Subsidiaries classifies as an Employee for payroll tax purposes and who (i) is customarily employed by the Company or one of its Designated Subsidiaries for at least twenty
            (20) hours per week, (ii) is customarily employed by the Company or one of its Designated Subsidiaries more than five (5) months in a calendar year, and (iii) has been employed by the Company or one of its Designated Subsidiaries for at least six (6) months.

         (l)"Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m)"Offering Date" means the first business day of each Purchase Period of the Plan.

         (n)"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (o) "Plan" means this Employee Stock Purchase Plan.

         (p)"Purchase Date" means the last day of each Purchase Period of the Plan, provided, however, that if such date is not a business day, the "Purchase Date" shall mean the immediately preceding business day.

         (q)"Purchase Period" means a period of three (3) months (or such other period of up to 27 consecutive months that the Administrator may determine before an Offering Date), except for the first Purchase Period set forth in Section 4(b).

         (r)"Purchase Price" means with respect to a Purchase Period an amount equal to 85% (or such higher percentage as the Administrator may establish before an Offering Date) of the Fair Market Value (as defined in Section 7(b) below) of a Share on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a shareholder-approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Purchase Periods that are underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Purchase Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share on the Purchase Date, whichever is lower.

         (s)"Share" means one share of Common Stock, as adjusted in accordance with Section 19 of the Plan.

         (t)"Subsidiary" means a corporation (or an unincorporated entity of which the Company is a co-employer of its employees), domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.      Eligibility
        -----------

        (a) Any person who is an Employee (other than the Chief Executive Officer and the Chief Operating Officer) as of the date 30 days before the Offering Date of a given Purchase Period shall be eligible to participate in such Purchase Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided however that eligible Employees may not participate in more than one Purchase Period at a time.

        (b) Any provisions of the Plan to the contrary, other than Section 3(c), notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of beneficial ownership of the Company and/or hold outstanding options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company or shares of common stock of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        (c) Company directors, independent contractors (the meaning of such terms to be determined by the Administrator in its sole discretion), employees of affiliates of the Company that are not Subsidiaries and employees who are ineligible to participate pursuant to Section 3(b)(i) above may, in the sole discretion of the Administrator, be eligible to participate in any Company sub-plan or sub-plans that the Administrator may establish in accordance with Section 20(d) below.

4.      Purchase Periods
        ----------------

        Each Purchase Period shall generally be of three (3) months duration. Purchase Periods shall generally commence on each January 1, April 1, July 1, and October 1 and shall end on the last day of the calendar quarter in which the Purchase Period begins. The Administrator shall have the discretion to establish the first Purchase Period as commencing on or after July 1, 2004. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. The Administrator shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without shareholder approval, provided that the Administrator shall announce any such change at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

5.      Participation
        -------------

        (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's Human Resources Department or the stock brokerage or other financial services firms designated or approved by the Company from time to time (each, a "Designated Broker") prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Purchase Period. The subscription agreement shall set forth the percentage of the participant's Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

        (b) Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

        (c) A participant's subscription agreement shall remain in effect for successive Purchase Periods unless modified as provided in
                Section 6 or terminated as provided in Section 10.

6.      Method of Payment of Contributions
        ----------------------------------

        (a) A participant shall elect to have payroll deductions made on each payday during the Purchase Period in an amount not less than one percent (1%) and not more than twenty percent (20%) (or such other percentage as the Administrator may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Purchase Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

        (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, and may increase or decrease the rate of his or her Contributions with respect to the Purchase Period only in accordance with rules that the Administrator establishes before the Offering begins. Any change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

        (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7.      Grant of Option
        ---------------

        (a) On the Offering Date of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on the Purchase Date for the Purchase Period a number of Shares determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Purchase Period shall be 300 Shares (subject to any adjustment pursuant to Section 19 below, as well as to such other number of Shares as the Administrator may establish from time to time before an Offering Date), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

        (b) The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be (i) the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange or the American Stock Exchange or, if such price is not reported, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on either exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under the NASDAQ National Market System) or (B) the mean of the bid and asked prices per-share of the Common Stock as reported by the NASDAQ or successor or; (iii) in the event the Common Stock is not listed on a stock exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the Fair Market Value per share shall be the mean between the most recent representative bid and asked prices; or (iv) if subsections (i)-(iii) do not apply, the Fair Market Value established in good faith by the Board.

8.      Exercise of Option
        ------------------

        Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of a Purchase Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued pursuant to the Plan. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

9.      Delivery
        --------

        As promptly as practicable after each Purchase Date of each Purchase Period, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant's name with a Designated Broker.

10.     Voluntary Withdrawal; Termination of Employment
        -----------------------------------------------

        (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company or the Designated Broker, in the form and manner as directed by the Company, at least five (5) days prior to the Purchase Date. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Purchase Period.

        (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of a Purchase Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated. A participant will have up to 30 days to transfer, to himself, to a designated beneficiary, or to a designated broker, any Shares that the Company or the Designated Broker holds for the benefit of the Participant (using a form that the Administrator provides). If within 30 days, the participant's Shares are not transferred, the Administrator may, but shall not be obligated to, issue and mail a stock certificate for the Shares to the participant.

        (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Purchase Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

        (d) A participant's withdrawal from a Purchase Period will not have any effect upon his or her eligibility to participate in any succeeding Purchase Plan or in any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible. If a participant withdraws from a Purchase Period, however, payroll deductions shall not resume at the beginning of any succeeding Purchase Period unless the participant delivers a new subscription agreement to the Company.

        (e) If a participant sells any Shares purchased through the Plan, the participant shall be automatically withdrawn from the Plan for such Purchase Period, shall receive a refund of any Contributions credited in cash to the participant's account within the Plan, and shall be ineligible to participate in the Plan for the remainder of such Purchase Period and for the next four Purchase Periods.

11.     Automatic Withdrawal
        --------------------

        If the Fair Market Value of the Shares on any Purchase Date is less than the Fair Market Value of the Shares on the Offering Date for such Purchase Period, then every participant shall automatically (i) be withdrawn from such Purchase Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the Purchase Period commencing on the first business day subsequent to such Purchase Period.

12.     Interest
        --------

        No interest shall accrue on the Contributions of a participant in the Plan.

13.     Shares
        ------

        (a) Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be 50,000 Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Purchase Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Administrator may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Purchase Periods then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising, options to purchase Common Stock on such Purchase Date, and terminate any or all Purchase Periods then in effect pursuant to Section 20 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Purchase Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's shareholders subsequent to such Offering Date. In the event of a pro-rata allocation, each participant's right to purchase Shares shall be limited to such pro-rata amount of Shares and the cash balance of the contributions credited to his or her account, and the participants shall not have further rights against the Company or the Board.

        (b) The participant shall have no interest (including no right to receive any dividends) or voting right in Shares covered by his or her option until such option has been exercised.

        (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if directed by the participant in writing, in the name of the participant and his or her spouse.

14.     Administration
        --------------

        The Administrator shall supervise and administer the Plan, and shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims under the Plan, to adopt, amend and rescind any rules deemed appropriate for the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. No person acting individually or jointly as the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any participant.

15.     Designation of Beneficiary
        --------------------------

        (a) A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such participant's death prior to the Purchase Date. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 15(a) shall be made in the form and in the manner as directed by the Company's Human Resources Department.

        (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice in accordance with Section 15(a). In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.     Transferability
        ---------------

        Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section
15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

17.     Use of Funds
        ------------

        All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

18.     Reports
        -------

        Individual recordkeeping accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

19.     Adjustments Upon Changes in Capitalization; Corporate Transactions
        ------------------------------------------------------------------

        (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of Shares that may be purchased by a participant in a Purchase Period, the number of Shares set forth in Section 13(a)(i) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Common Stock outstanding effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares outstanding effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

        (b) Corporate Transactions. In the event of a proposed dissolution or liquidation of the Company, any Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Purchase Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Purchase Period as provided in Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this
            Section 19); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Common Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

20.     Amendment or Termination
        ------------------------

        (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or a Purchase Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Purchase Period is in the best interests of the Company and the shareholders, or if continuation of the Plan and/or the Purchase Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent the Administrator considers it appropriate to conform the Plan with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

        (b) Without  shareholder  consent  and  without  regard to  whether  any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during a Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

        (c) The Company may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company specifically authorizes the Administrator to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

        (d) The Administrator may also adopt sub-plans applicable to particular Subsidiaries, or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the specific terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

21.     Notices
        -------

        All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.     Conditions Upon Issuance of Shares
        ----------------------------------

        Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.     Term of Plan; Effective Date
        ----------------------------

        The Plan shall become effective on the date it receives approval by a vote of a majority of the votes cast at a duly held meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company's governing documents and applicable state law). The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20.

24.     Additional Restrictions of Rule 16b-3
        -------------------------------------

        The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

25.     Notice of Disqualifying Dispositions
        ------------------------------------

        By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant sells, transfers or otherwise disposes of any Shares acquired under the Plan, if such disposition occurs within the earlier of (i) two (2) years of the Offering Date, or (ii) one
(1) year of the Purchase Date, associated with such Shares. Each participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

26.     Withholding of Taxes
        --------------------

        Each participant must make adequate provision for all applicable federal, state, or other tax withholding obligations which may arise upon the exercise of any option or the disposition of any Shares.

27.     No Employment Rights
        --------------------

        The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any shares from the Company (other than as expressly provided in, and subject to the terms and conditions of, the Plan), or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time.

28.     Offsets
        -------

        To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any participant under the terms of the Plan to the extent of any amount owed for any reason by such participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the Company or any Subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Board or its committee, in its sole discretion, shall determine.

29.     Captions
        --------

        The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

29.     Governing Law
        -------------

        The internal laws of the State of New York shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

                                    EXHIBIT A

                                  NYMAGIC, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



____ Original Application              Enrollment Date:_______________
____ Change in Payroll Deduction Rate
____ Change of Beneficiary(ies)


1.  _____________________________________  hereby elects to  participate  in the
NYMAGIC, INC. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement may be subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

5. Shares  purchased  for me under the Employee  Stock  Purchase  Plan should be
issued  in  the   name(s)  of   (Employee   or   Employee   and  Spouse   Only):
____________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1)the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I UNDERSTAND THAT NOTHING IN THIS AGREEMENT CONSTITUTES TAX ADVICE, AND I ACKOWLEDGE THAT THE COMPANY HAS

ENCOURAGED ME TO CONSULT MY OWN TAX ADVISOR WITH REGARD TO THE TAX CONSEQUENCES OF PARTICIPATING IN THE EMPLOYEE STOCK PURCHASE PLAN.

7. I hereby agree to be bound by the terms of the Employee  Stock Purchase Plan.
The  effectiveness  of  this   Subscription   Agreement  is  dependent  upon  my
eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Shares due me under the Employee Stock Purchase Plan:


NAME:
                                            ___________________________________
                                            (First) (Middle) (Last)

________________________                    ___________________________________
Relationship
                                            ___________________________________
                                            (Address)



NAME:
                                            ___________________________________
                                            (First) (Middle) (Last)

________________________                    ___________________________________
Relationship
                                            ___________________________________
                                            (Address)

        I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME AND CONFIRM THAT THE FOLLOWING INFORMATION IS TRUE AND CORRECT.


Employee's Social
Security Number:               ___________________________________

Employee's Address:                         ___________________________________

                                            ___________________________________

                                            ___________________________________

Dated: ________________                     __________________________________
                                            Signature of Employee



                                            ___________________________________
                                            Spouse's Signature
                                            (If beneficiary other than spouse)

                                    EXHIBIT B

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


        The undersigned participant in the Offering Period of the NYMAGIC, INC. Employee Stock Purchase Plan which began on ___________, 20__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the participation in the Employee Stock Purchase Plan for the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering-Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                      Name and Address of Participant:

                      _______________________________

                      _______________________________

                      _______________________________


                      Signature:

                      _______________________________

                      Date: _________________________



The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4.                  Please mark
                                                                                         your votes as    |   |
                                                                                         indicated in     | X |
                                                                                         this example     |   |


1.  ELECTION OF DIRECTORS: 01 John R.  Anderson,         2.  RATIFICATION OF THE APPOINTMENT OF            FOR     AGAINST   ABSTAIN
    02 Glenn Angiolillo, 03 John T. Baily, 04 David E.       KPMG LLP as independent public accountants   |   |     |   |     |   |
    Hoffman, 05 William J. Michaelcheck, 06 William D.       of the Company.                              |   |     |   |     |   |
    Shaw, Jr., 07 Robert G. Simses, 08 George R.                                                          |   |     |   |     |   |
    Trumbull, III 09 David W. Young
                                                         3.  APPROVAL OF THE ADOPTION OF THE               FOR     AGAINST   ABSTAIN
           FOR                 WITHHOLD AUTHORITY            NYMAGIC, INC. 2004 LONG-TERM INCENTIVE       |   |     |   |     |   |
           all                    to vote all                PLAN.                                        |   |     |   |     |   |
         nominees                  nominees                                                               |   |     |   |     |   |

          |   |                     |   |                4.  APPROVAL of the ADOPTION OF THE               FOR     AGAINST   ABSTAIN
          |   |                     |   |                    NYMAGIC, INC. EMPLOYEE STOCK                 |   |     |   |     |   |
          |   |                     |   |                    PURCHASE PLAN.                               |   |     |   |     |   |
                                                                                                          |   |     |   |     |   |





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To withhold authority to vote any nominees(s), print the names(s) on the line     The undersigned acknowledges receipt of the
provided above.                                                                   accompanying Proxy Statement and Annual Report
                                                                                  dated April 23, 2004

                                                                                 Please sign below exactly as name  appears  hereon.
                                                                                 Joint  owners must sign.  If more than one trustee,
                                                                                 all must sign. When signing as attorney,  executor,
                                                                                 administrator,  trustee or  guardian,  please  give
                                                                                 full title and authority. If signing in the name of
                                                                                 a  corporation  or  partnership  name and  indicate
                                                                                 title of authorized signatory.

                                                                                 Signature:_______________ Dated:___________, 2004


                                                                                 Signature:_______________ Dated:___________, 2004






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


                                      PROXY

                                  NYMAGIC, INC.


            PROXY SOLICITED ON BEHALF OF THE NYMAGIC, INC. BOARD OF
         DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  MAY 26, 2004


        The undersigned whose signature(s) appear(s) on the reverse side of this card hereby appoints George R. Trumbull, III and Paul J. Hart and each of them, with full power of substitution, proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, on all matters which properly may come before the Annual Meeting of Shareholders of NYMAGIC, INC. (the 'Company"), to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, 10022 on May 26,
2004, at 9:00 A.M., local time, and at any adjournment thereof.

THE PROXIES WILL VOTE SUBJECT TO THE DIRECTIONS INDICATED ON THE REVERSE SIDE OF
THIS CARD. IF NO DIRECTION IS PROVIDED,  THIS PROXY WILL BE VOTED AS RECOMMENDED
BY THE BOARD OF  DIRECTORS.  THE PROXIES  ALSO ARE  AUTHORIZED  TO VOTE IN THEIR
DISCRETION  UPON ALL OTHER  BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING AND
ANY ADJOURNMENT THEREOF.




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